UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2009

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Income Strategies
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

■	GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

■	GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

■	GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

Goldman Sachs Fund of Funds Portfolios

TABLE OF CONTENTS

Principal Investment Strategies and Risks	2
Investment Process	4
Letters to Shareholders and Performance Summaries	5
Schedules of Investments	37
Financial Statements	44
Notes to Financial Statements	51
Financial Highlights	66
Report of Independent Registered Public Accounting Firm	78
Other Information	79

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks
This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectus.

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the individual underlying funds may exceed 25% of its assets. The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Short Duration Government, Goldman Sachs Global Income, Goldman Sachs High Yield, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated domestic and international equity funds (“underlying funds”). The Portfolio’s investment in any of the individual underlying funds may exceed 25% of its assets. The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the individual underlying funds may exceed 25% of its assets. The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Growth Strategy Portfolio invests primarily in a blend of affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the individual underlying funds may exceed 25% of its assets. The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio’s investment in any of the individual underlying funds may exceed 25% of its assets. The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs U.S. Mortgages, Goldman Sachs High Yield and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds (“underlying funds”) which are considered to invest in satellite asset classes. Satellite asset classes have low correlations to traditional market exposures such as large cap equities and investment grade fixed income. The Portfolio’s investment in any of the individual underlying funds may exceed 25% of its assets. The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Emerging Markets Equity, Goldman Sachs International Small Cap, Goldman Sachs Real Estate Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Commodity Strategy Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets (including REITs); political, economic and currency risks of non-U.S. investments; and the volatility of investments in commodities. From time to time, the underlying funds in which the Portfolio invests and the size of the investments in the underlying funds may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

What Differentiates Goldman Sachs’ Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■	Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 120 professionals with significant academic and practitioner experience.

■	Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Strategy. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Investment Strategies Team
Each Fund of Funds portfolio represents a diversified global portfolio on the efficient frontier. The portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Investment Strategies Team
For each portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

Mutual Fund Portfolio Management Teams
Each portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview of regional and sector preferences of the Goldman Sachs Fund of Funds Portfolios
(each, a “Portfolio,” and collectively, the “Portfolios”) during the twelve-month period ended December 31, 2009
(the “Reporting Period”).

Investment Process

The Fund of Funds Portfolios invest their assets in a strategic mix of underlying funds. We allow strategic targets to shift with their respective market returns but we continue to adjust tactical tilts on a quarterly basis to reflect our latest views. We adjust the overall asset allocation of the Portfolios based on current market conditions and our economic and market forecasts.

Market Review

At the beginning of 2009, global recessionary fears, ongoing instability in the financial sector, and tight credit conditions continued to weigh heavily on investor sentiment. These market conditions, however, created investment opportunities as risk premiums increased to compensate investors for holding riskier assets. Stocks rallied sharply from their March 9th lows into the second and third quarters amid a coordinated global response to the ongoing financial crisis. Fixed income securities also rallied as economic data from around the world showed signs of improvement. Global investors, who had largely fled riskier assets in the wake of unprecedented market distress in the latter half of 2008, flocked back to the non-U.S. Treasury sectors of the bond market. Given the increased demand for higher-yielding assets, along with positive signs of economic recovery across both developed and emerging markets, global markets rallied strongly on an absolute basis through the end of 2009.

Satellite asset classes turned in especially strong performances relative to traditional, core asset classes during the Reporting Period. Satellite asset classes, which are those classes that have historically had relatively low correlations to traditional market exposures such as large-cap equities and investment grade fixed income, generally have been underutilized by the typical investor.

In implementing both our core and satellite strategies, we generally preferred equities over fixed income during the Reporting Period.

EQUITIES

■	Regional — We favored international equities over U.S. equities for the Reporting Period, except during the second quarter when we were neutral. Throughout the Reporting Period, we preferred emerging market equities over developed market equities because of their persistently high compensation for risk over the stocks of developed nations.

We implemented our country level views within the Goldman Sachs Structured International Equity Fund and the Goldman Sachs Structured Emerging Markets Equity Fund, which served as underlying funds during the Reporting Period. At the end of the Reporting Period, we favored Germany and Spain because of their relatively high risk premiums. We were bearish on Japan as a result of unattractive valuations and on Switzerland because of less supportive macroeconomic conditions.

PORTFOLIO RESULTS

Within emerging market equities at the end of 2009, we favored South Korea as a result of supportive macroeconomic conditions and Turkey because of strong momentum. We held negative views of Mexico and Malaysia because of low risk premiums and in the case of Mexico, expensive valuations.

■	Style and Size — Among U.S. equities, we began the Reporting Period with a neutral position on value stocks, shifting the Portfolios to an overweighted position through underlying funds, because value stocks’ relative cheapness, in our view, more than offset the higher risk premiums of growth stocks.

Through underlying funds, the Portfolios maintained an overweighted exposure to small-cap stocks relative to large-cap stocks. We believed small-cap stocks provided more attractive compensation for risk and were relatively inexpensive when compared to large-cap stocks.

FIXED INCOME

Because U.S. macroeconomic conditions were relatively supportive, we generally preferred U.S. fixed income over international fixed income during the first half of the Reporting Period. In the second half, we reversed our views, favoring international fixed income over U.S. fixed income because of supportive macroeconomic conditions abroad and less expensive valuations.

Although we believed declining short-term interest rates bode well for high yield bonds, poor momentum led us to moderate our views during the first half of the Reporting Period, and the Portfolios maintained a neutral position in high yield bonds relative to investment grade bonds. However, because of strong short-term momentum and a supportive interest rate environment, we shifted our view during the second half of 2009, preferring high yield bonds over investment grade bonds.

PORTFOLIO RESULTS

Fund of Funds Portfolios

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Asset Allocation Portfolios’ performance and positioning for the twelve-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Fund of Funds Portfolios (the “Portfolios”) perform during the Reporting Period?

A	Goldman Sachs Balanced Strategy Portfolio — During the Reporting Period, the Balanced Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 19.94%, 19.03%, 19.05%, 20.53%, 19.75%, 20.28% and 19.66%, respectively. This compares to the 15.46% cumulative total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Capital U.S. Aggregate Bond Index, 20% of the S&P 500® Index and 20% of the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”), during the same period.

Goldman Sachs Equity Growth Strategy Portfolio — During the Reporting Period, the Equity Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 29.26%, 28.22%, 28.39%, 29.81%, 29.22%, 29.70% and 29.56%, respectively. This compares to the 29.55% cumulative total return of the Portfolio’s blended benchmark, which is comprised 50% of the S&P 500® Index and 50% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth and Income Strategy Portfolio — During the Reporting Period, the Growth and Income Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 25.87%, 24.84%, 24.92%, 26.27%, 25.63%, 25.99% and 25.50%, respectively. This compares to the 20.20% cumulative total return of the Portfolio’s blended benchmark, which is comprised 40% of the Barclays Capital U.S. Aggregate Bond Index, 30% of the S&P 500® Index and 30% of the MSCI EAFE Index, during the same period.

Goldman Sachs Growth Strategy Portfolio — During the Reporting Period, the Growth Strategy Portfolio’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns of 28.55%, 27.64%, 27.74%, 29.12%, 28.48%, 29.00% and 28.27%, respectively. This compares to the 24.90% cumulative total return of the Portfolio’s blended benchmark, which is comprised 40% of the S&P 500® Index, 40% of the MSCI EAFE Index and 20% of the Barclays Capital U.S. Aggregate Bond Index, during the same period.

The components of the Portfolios’ blended benchmarks, the S&P 500® Index (with dividends reinvested), the Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index, generated cumulative total returns of 26.46%, 5.93% and 32.46%, respectively, during the same period.

Q	What key factors affected the Portfolios’ annual performance?

A	Our asset allocation policy — both our strategic, long-term allocation and our quarterly tactical decisions — contributed significantly to the Portfolios’ performance. However, underlying fund performance detracted modestly from all four Portfolios’ results.

Q	How did Global Tactical Asset Allocation decisions help the Fund of Funds Portfolios’ performance during the Reporting Period?

A	The implementation of our quarterly tactical views added significantly to the performance of the Fund of Funds Portfolios, especially the Balanced Strategy Portfolio, as the Portfolios were well positioned for the turnaround in the equity markets. Our preference for equities over fixed income was particularly advantageous when investors’ risk appetite returned during the second quarter. Within equities, the Portfolios’ overweighted allocation to emerging market equities versus developed market equities boosted performance. Our other asset class tactical views did not have a significant impact on performance.

Q	How did the Portfolios’ underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolios’ underlying equity funds, the Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs Structured Small Cap Equity Fund outpaced their respective benchmark indices the most during the Reporting Period. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs Structured Large Cap Growth Fund underperformed their respective benchmark indices the most.

PORTFOLIO RESULTS

On the fixed income side, the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Core Fixed Income Fund outperformed the most, each beating its respective benchmark index by more than 10%. The only underlying fixed income fund that underperformed its benchmark index was the Goldman Sachs High Yield Fund.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolios?

A	During the first quarter, when we believed international stocks were inexpensive relative to U.S. stocks, the Portfolios held an overweighted position in international equities over domestic equities. However, we became neutral during the second quarter, as high risk premiums offset the expensive valuations of domestic equities. In the third quarter, we once again overweighted international equities because of domestic equities’ poor short-term momentum. We maintained this overweight during the fourth quarter because domestic stocks were relatively expensive compared to international stocks.

Our view of small-cap stocks versus large-cap stocks grew increasingly bullish as macroeconomic conditions improved. Strong short-term momentum further supported our preference for small-cap equities. We also became increasingly bullish about emerging market equities because of strong momentum.

In fixed income, we shifted from a slightly overweighted position in U.S. fixed income versus international fixed income within the Portfolios to an overweighted position in international fixed income. During the Reporting Period, we also moved the Portfolios from a neutral position in high yield bonds to an overweighted allocation.

In December 2009, we added two underlying funds, the Goldman Sachs Strategic Growth Fund and the Goldman Sachs Large Cap Value Fund, to increase the diversification potential of our Fund of Funds Portfolios.

Q	What is the Portfolios’ tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes nine active decisions within the Fund of Funds Portfolios based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their longer-term, strategic weights) in an effort to benefit from changing conditions in global capital markets.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity portion of the Portfolios in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 3% weight in every underlying fund held by the Portfolios. Because of the global selloff that began in mid-2008, the Portfolios had experienced an increase in their weightings in U.S. equities, international equities and real estate securities. The shift had come at the expense of their fixed-income exposures. We completed the annual rebalance during the Reporting Period.

As of December 31, 2009, our bullish view of stocks relative to bonds had moderated. However, because of inexpensive long-term equity valuations, the Portfolios remained modestly overweight global equities relative to global bonds. We modestly favored U.S. equity over international equity because of supportive macroeconomic conditions domestically and strong momentum in U.S. stocks. In the U.S. equity market, we slightly decreased the Portfolios’ overweighted positions in value stocks relative to growth stocks. However, the Portfolios remained overweight value stocks because they appeared relatively inexpensive when compared to growth stocks. We had a moderate preference for small-cap stocks versus large-cap stocks, primarily because of short-term momentum. Although we maintained a bullish view on emerging market equities versus developed market equities, we modestly reduced the Portfolios’ overweighted allocation because valuations had become more expensive. In fixed income, we had a more favorable view of international fixed income versus U.S. fixed income because of less expensive valuations abroad. The Portfolios continued to have a modest overweight to high yield bonds relative to investment grade fixed income given strong recent momentum and a supportive interest rate environment.

FUND BASICS

Balanced Strategy
as of December 31, 2009

PERFORMANCE REVIEW

	Portfolio Total Return	Balanced Strategy
January 1, 2009–December 31, 2009	(based on NAV)[1]	Composite Index[2]

Class A	19.94%	15.46%
Class B	19.03	15.46
Class C	19.05	15.46
Institutional	20.53	15.46
Service	19.75	15.46
Class IR	20.28	15.46
Class R	19.66	15.46

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of the Barclays Capital Aggregate Bond Index (60%), the S&P 500 Index (20%) and the MSCI EAFE Index (20%). The Balanced Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	13.32%	2.07%	2.82%	3.74%	1/2/98
Class B	13.86	2.06	2.63	3.46	1/2/98
Class C	18.01	2.46	2.64	3.47	1/2/98
Institutional	20.53	3.67	3.82	4.66	1/2/98
Service	19.75	3.12	3.30	4.13	1/2/98
Class IR	20.28	N/A	N/A	-2.13	11/30/07
Class R	19.66	N/A	N/A	-2.63	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.26%	1.42%
Class B	2.01	2.17
Class C	2.01	2.17
Institutional	0.86	1.02
Service	1.36	1.52
Class IR	1.01	1.17
Class R	1.51	1.67

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2009 to December 31, 2009. Actual fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”)), are shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Portfolio.

Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	19.94%	3.23%	3.41%	4.23%
Including sales charges	13.32%	2.07%	2.82%	3.74%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	19.03%	2.47%	2.63%	3.46%
Including contingent deferred sales charges	13.86%	2.06%	2.63%	3.46%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	19.05%	2.46%	2.64%	3.47%
Including contingent deferred sales charges	18.01%	2.46%	2.64%	3.47%

Institutional Shares (Commenced January 2, 1998)	20.53%	3.67%	3.82%	4.66%

Service Shares (Commenced January 2, 1998)	19.75%	3.12%	3.30%	4.13%

Class IR (Commenced November 30, 2007)	20.28%	n/a	n/a	–2.13%

Class R (Commenced November 30, 2007)	19.66%	n/a	n/a	–2.63%

FUND BASICS

Equity Growth Strategy
as of December 31, 2009

PERFORMANCE REVIEW

	Portfolio Total Return	Equity Growth Strategy
January 1, 2009–December 31, 2009	(based on NAV)[1]	Composite Index[2]

Class A	29.26%	29.55%
Class B	28.22	29.55
Class C	28.39	29.55
Institutional	29.81	29.55
Service	29.22	29.55
Class IR	29.70	29.55
Class R	29.56	29.55

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Composite is comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%). The Equity Growth Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	22.12%	-0.02%	0.24%	2.32%	1/2/98
Class B	23.17	-0.04	0.05	2.04	1/2/98
Class C	27.39	0.39	0.07	2.06	1/2/98
Institutional	29.81	1.52	1.21	3.19	1/2/98
Service	29.22	1.03	0.70	2.70	1/2/98
Class IR	29.70	N/A	N/A	-13.68	11/30/07
Class R	29.56	N/A	N/A	-13.91	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.57%
Class B	2.10	2.32
Class C	2.10	2.32
Institutional	0.95	1.17
Service	1.45	1.67
Class IR	1.10	1.32
Class R	1.60	1.82

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2009 to December 31, 2009. Actual fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index and Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”)), are shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Portfolio.

Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	29.26%	1.12%	0.80%	2.80%
Including sales charges	22.12%	–0.02%	0.24%	2.32%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	28.22%	0.36%	0.05%	2.04%
Including contingent deferred sales charges	23.17%	–0.04%	0.05%	2.04%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	28.39%	0.39%	0.07%	2.06%
Including contingent deferred sales charges	27.39%	0.39%	0.07%	2.06%

Institutional Shares (Commenced January 2, 1998)	29.81%	1.52%	1.21%	3.19%

Service Shares (Commenced January 2, 1998)	29.22%	1.03%	0.70%	2.70%

Class IR (Commenced November 30, 2007)	29.70%	n/a	n/a	–13.68%

Class R (Commenced November 30, 2007)	29.56%	n/a	n/a	–13.91%

FUND BASICS

Growth and Income Strategy
as of December 31, 2009

PERFORMANCE REVIEW

	Portfolio Total Return	Growth and Income Strategy
January 1, 2009–December 31, 2009	(based on NAV)[1]	Composite Index[2]

Class A	25.87%	20.20%
Class B	24.84	20.20
Class C	24.92	20.20
Institutional	26.27	20.20
Service	25.63	20.20
Class IR	25.99	20.20
Class R	25.50	20.20

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of the Barclays Capital Aggregate Bond Index (40%), the S&P 500 Index (30%) and the MSCI EAFE Index (30%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	18.97%	1.08%	2.04%	3.49%	1/2/98
Class B	19.68	1.05	1.85	3.21	1/2/98
Class C	23.89	1.47	1.84	3.20	1/2/98
Institutional	26.27	2.62	3.04	4.40	1/2/98
Service	25.63	2.13	2.52	3.87	1/2/98
Class IR	25.99	N/A	N/A	-7.37	11/30/07
Class R	25.50	N/A	N/A	-7.78	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.32%	1.47%
Class B	2.07	2.22
Class C	2.07	2.22
Institutional	0.92	1.07
Service	1.42	1.57
Class IR	1.07	1.22
Class R	1.57	1.72

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2009 to December 31, 2009. Actual fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”)), are shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Portfolio.

Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	25.87%	2.24%	2.62%	3.98%
Including sales charges	18.97%	1.08%	2.04%	3.49%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	24.84%	1.46%	1.85%	3.21%
Including contingent deferred sales charges	19.68%	1.05%	1.85%	3.21%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	24.92%	1.47%	1.84%	3.20%
Including contingent deferred sales charges	23.89%	1.47%	1.84%	3.20%

Institutional Shares (Commenced January 2, 1998)	26.27%	2.62%	3.04%	4.40%

Service Shares (Commenced January 2, 1998)	25.63%	2.13%	2.52%	3.87%

Class IR (Commenced November 30, 2007)	25.99%	n/a	n/a	–7.37%

Class R (Commenced November 30, 2007)	25.50%	n/a	n/a	–7.78%

FUND BASICS

Growth Strategy
as of December 31, 2009

PERFORMANCE REVIEW

	Portfolio Total Return	Growth Strategy
January 1, 2009–December 31, 2009	(based on NAV)[1]	Composite Index[2]

Class A	28.55%	24.90%
Class B	27.64	24.90
Class C	27.74	24.90
Institutional	29.12	24.90
Service	28.48	24.90
Class IR	29.00	24.90
Class R	28.27	24.90

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of the S&P 500 Index (40%), the MSCI EAFE Index (40%) and the Barclays Capital Aggregate Bond Index (20%). The Growth Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	21.45%	-0.05%	0.75%	2.61%	1/2/98
Class B	22.55	-0.08	0.57	2.33	1/2/98
Class C	26.72	0.34	0.57	2.34	1/2/98
Institutional	29.12	1.50	1.74	3.50	1/2/98
Service	28.48	0.99	1.23	2.98	1/2/98
Class IR	29.00	N/A	N/A	-11.52	11/30/07
Class R	28.27	N/A	N/A	-11.94	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Portfolio’s Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.33%	1.52%
Class B	2.08	2.27
Class C	2.08	2.27
Institutional	0.93	1.12
Service	1.43	1.62
Class IR	1.08	1.27
Class R	1.58	1.77

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2009 to December 31, 2009. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on January 1, 2000 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, and the Far East Index (“MSCI EAFE”) and Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”)), are shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Portfolio.

Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 2000 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced January 2, 1998)
Excluding sales charges	28.55%	1.09%	1.32%	3.09%
Including sales charges	21.45%	–0.05%	0.75%	2.61%

Class B (Commenced January 2, 1998)
Excluding contingent deferred sales charges	27.64%	0.33%	0.57%	2.33%
Including contingent deferred sales charges	22.55%	–0.08%	0.57%	2.33%

Class C (Commenced January 2, 1998)
Excluding contingent deferred sales charges	27.74%	0.34%	0.57%	2.34%
Including contingent deferred sales charges	26.72%	0.34%	0.57%	2.34%

Institutional Shares (Commenced January 2, 1998)	29.12%	1.50%	1.74%	3.50%

Service Shares (Commenced January 2, 1998)	28.48%	0.99%	1.23%	2.98%

Class IR (Commenced November 30, 2007)	29.00%	n/a	n/a	–11.52%

Class R (Commenced November 30, 2007)	28.27%	n/a	n/a	–11.94%

PORTFOLIO RESULTS

Fund of Funds Portfolios

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Income Strategies Portfolio’s performance and positioning for the twelve-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Income Strategies Portfolio (the “Portfolio”) perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, IR and R Shares generated cumulative total returns of 27.39%, 26.53%, 27.92%, 27.73% and 27.23%, respectively. This compares to the 14.27% cumulative total return of the Portfolio’s blended benchmark, which is comprised 60% of the Barclays Capital U.S. Aggregate Bond Index and 40% of the S&P 500® Index, during the same period.

The components of the blended benchmark, the Barclays Capital U.S. Aggregate Bond Index and the S&P 500® Index (with dividends reinvested), generated cumulative total returns of 5.93% and 26.46%, respectively, during the same period.

Q	What key factors affected the Portfolio’s annual performance?

A	Our asset allocation policy — both our strategic, long-term allocation and our quarterly tactical decisions — enhanced the Portfolio’s performance. However, the performance of the Portfolio’s underlying funds detracted slightly from results.

Q	How did Global Tactical Asset Allocation decisions help the Portfolio’s performance during the Reporting Period?

A	The implementation of our quarterly tactical views added significantly to the performance of the Portfolio, as it was particularly well positioned for the turnaround in the equity markets. Our preference for equities over fixed income was particularly advantageous when investors’ risk appetite returned during the second quarter. Within fixed income, a slightly overweighted exposure to high yield bonds relative to core fixed income contributed modestly. Our other asset class tactical views did not have a significant impact on performance.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Of the Portfolio’s underlying equity funds, the Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs International Equity Dividend and Premium Fund underperformed their respective benchmark indices the most.

Among the fixed income underlying funds, the Goldman Sachs High Yield Fund underperformed its benchmark index the most. All of the other underlying fixed income funds outperformed their respective benchmark indices, with the Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Global Income Fund turning in the strongest performance relative to their respective benchmark indices.

Q	What changes did you make during the Reporting Period within both the equity and fixed income portions of the Portfolio?

A	During the first quarter, when we believed international stocks were inexpensive relative to U.S. stocks, the Portfolio held an overweighted position in international equities over domestic equities. However, we became neutral during the second quarter, as high risk premiums offset the relatively expensive valuations of domestic equities. In the third quarter, we once again overweighted international equities as a result of strong short-term momentum in international stocks relative to domestic stocks. We maintained the overweight during the fourth quarter because domestic stocks were relatively expensive compared to international stocks.

In fixed income, we adopted a slightly overweighted position in U.S. fixed income versus international fixed income. During the year, the Portfolio also became neutral in high yield bonds versus investment grade corporate bonds.

PORTFOLIO RESULTS

Q	What is the Portfolio’s tactical view and strategy for the months ahead?

A	The Quantitative Investment Strategies Team makes four active decisions within this Portfolio based on its current outlook on global equity, fixed income and currency markets. On a quarterly basis, we shift assets away from the strategic allocation (tilting our positions in certain asset classes and countries from their long term weights) in an effort to benefit from changing conditions in global capital markets.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity portion of the Portfolio in line with our long-term target weights for equity and fixed income. This rebalancing process is also informed by our views on asset class correlations and volatilities, changes in global market capitalization across asset classes and regions, and our goal of maintaining a minimum 3% weight in every underlying fund held by the Portfolio. Because of the global selloff that began in mid-2008, the Portfolio had experienced an increase in its weightings in U.S. equities, international equities and real estate securities. The shift had come at the expense of its fixed income exposures. We completed the annual rebalance during the Reporting Period.

As of December 31, 2009, we were moderately bullish on stocks relative to bonds. Because of supportive macroeconomic conditions domestically and strong momentum in U.S. stocks, we modestly favored U.S. equity versus international equity. We favored international fixed income over U.S. fixed income largely as a result of less expensive valuations abroad. We preferred high yield bonds over investment grade fixed income given strong recent momentum and a supportive interest rate environment.

FUND BASICS

Income Strategies
as of December 31, 2009

PERFORMANCE REVIEW

	Portfolio Total Return	Income Strategies
January 1, 2009–December 31, 2009	(based on NAV)[1]	Composite Index[2]

Class A	27.39%	14.27%
Class C	26.53	14.27
Institutional	27.92	14.27
Class IR	27.73	14.27
Class R	27.23	14.27

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Income Strategies Composite Index (“Income Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Composite is comprised of the Barclays Capital Aggregate Bond Index (60%) and the S&P 500 Index (40%). The Income Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	20.43%	-4.21%	3/30/07
Class C	25.50	-2.96	3/30/07
Institutional	27.92	-1.86	3/30/07
Class IR	27.73	-3.48	11/30/07
Class R	27.23	-3.85	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.23%	3.28%
Class C	1.98	4.03
Institutional	0.83	2.88
Class IR	0.98	3.03
Class R	1.48	3.53

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2009 to December 31, 2009. Actual fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Short-term investments include repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”)), are shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Portfolio.

Income Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced March 30, 2007)
Excluding sales charges	27.39%	–2.24%
Including sales charges	20.43%	–4.21%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	26.53%	–2.96%
Including contingent deferred sales charges	25.50%	–2.96%

Institutional Shares (Commenced March 30, 2007)	27.92%	–1.86%

Class IR (Commenced November 30, 2007)	27.73%	–3.48%

Class R (Commenced November 30, 2007)	27.23%	–3.85%

PORTFOLIO RESULTS

Fund of Funds Portfolios

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Satellite Strategies Portfolio’s performance and positioning for the twelve-month period ended December 31, 2009 (the “Reporting Period”).

Q	How did the Goldman Sachs Satellite Strategies Portfolio (the “Portfolio”) perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A, C, Institutional, Service, IR and R and Shares generated cumulative total returns of 37.31%, 36.29%, 37.89%, 37.17%, 37.70% and 36.96%, respectively. This compares to the 20.20% cumulative total return of the Fund’s blended benchmark, which is comprised 40% of the Barclays Capital U.S. Aggregate Bond Index, 30% of the S&P 500® Index and 30% of the MSCI EAFE Index, during the same period.

The components of the blended benchmark, the Barclays Capital U.S. Aggregate Bond Index, the S&P 500® Index (with dividends reinvested) and the MSCI EAFE Index, generated cumulative total returns of 5.93%, 26.46%, and 32.46%, respectively, during the same period.

Q	What key factors affected the Portfolio’s annual performance?

A	As mentioned in the Market Review, satellite asset classes outperformed core, traditional asset classes during the Reporting Period. Because the Portfolio invests only in satellite asset classes by design, it was well-positioned to benefit from such outperformance and thus significantly outperformed its blended benchmark. In addition, and in keeping with our investment approach, we dynamically adjusted the Portfolio weights to ensure that overall risk and individual underlying fund contributions to risk remained within the ranges we feel are appropriate for a diversified satellite portfolio.

Q	Can you be more specific as to how the various satellite asset classes performed during the Reporting Period?

A	During the Reporting Period, the performance of satellite asset classes was positive across the board. Emerging market equities and high yield bonds led the way, returning 78% and 51%, respectively. Emerging market debt, international small-cap stocks and international real estate securities were all up between 30% and 40%. Commodities rose 17%, the smallest gain of any satellite asset class in the Portfolio.

Q	How did you rebalance the Portfolio during the year?

A	After relatively poor commodities and real estate securities performance in the fourth quarter of 2008, we made a risk-based rebalance at the beginning of the Reporting Period, moderating the Portfolio’s slightly outsized exposure to emerging market debt and equities. Simultaneously, we modestly increased the Portfolio’s allocation to domestic and international real estate securities, high yield debt, international small-cap equities and commodities.

Entering the second quarter of 2009, the underlying funds’ weights and contributions to risk had drifted away from our longer-term guidelines, necessitating another rebalance. We moderated the Portfolio’s allocation to emerging markets debt and equity after strong first-quarter performance led to an outsized exposure to the emerging markets, thereby adding excessively to the Portfolio’s risk. Although domestic and international real estate markets experienced extremely negative returns during the first quarter, a significant increase in volatility resulted in an excessive contribution to risk from the real estate asset class. As a result, we reduced the Portfolio’s domestic and international real estate exposures.

In April, we rebalanced the Portfolio again. Given persistently high levels of volatility, we slightly moderated the Portfolio’s allocation to domestic and international real estate. Similarly, we pared down the Portfolio’s allocation to emerging market equities because of its outsized contribution to risk. That risk was partially attributable to the strong performance of the asset class, which had increased the Portfolio’s allocation to emerging market equities. We increased the Portfolio’s allocation to high yield fixed income, emerging market debt and commodities.

PORTFOLIO RESULTS

During the third quarter of 2009, we made three risk-based rebalances. We reduced the Portfolio’s exposure to emerging market equities as the continued strong performance of that asset class led to an outsized risk contribution to the Portfolio. We also moderated exposure to domestic and international real estate securities, which had generated strong positive returns and tended to be more volatile than other satellite asset classes, resulting in a contribution to Portfolio risk that exceeded our longer-term guidelines.

To maintain our target risk objectives, we rebalanced the Portfolio in both November and December. We shifted from asset classes with relatively large capital allocations and high volatility, such as emerging market equities and international real estate securities, toward those with slightly smaller weights and lower risk, such as local and dollar-hedged emerging markets debt.

In December, domestic real estate was the strongest performing satellite asset class in the Portfolio, which increased its weighting in real estate securities, thereby adding excess risk. Accordingly, we reduced the Portfolio’s allocation to both domestic and international real estate securities and invested more capital in emerging markets debt and local emerging markets debt.

Q	How did the Portfolio’s underlying funds perform relative to their respective benchmark indices during the Reporting Period?

A	Overall, the performance of the underlying funds detracted slightly from the performance of the Portfolio. The Goldman Sachs International Real Estate Securities Fund and the Goldman Sachs High Yield Fund underperformed the most relative to their respective benchmark indices. The Goldman Sachs Emerging Markets Debt Fund and the Goldman Sachs Local Emerging Markets Debt Fund turned in the strongest performance, significantly outpacing their respective benchmark indices during the annual period.

Q	Did you make any changes regarding the underlying funds during the Reporting Period?

A	We moved the Portfolio’s investments in emerging market equities from the Goldman Sachs Concentrated Emerging Markets Equity Fund to the Goldman Sachs Emerging Markets Equity Fund, which is managed by the same Goldman Sachs team.

Q	What is the Fund’s strategy for the months ahead?

A	The Quantitative Investment Strategies Team manages the Portfolio using a dynamic, risk-responsive rebalancing process. Using our sophisticated, proprietary risk models, we evaluate the overall risk of the Portfolio each month as well as the portion of risk contributed by each individual asset class.

Every June, we reset our strategic benchmarks in an effort to reflect current market expectations. We completed that annual rebalance during the Reporting Period.

Our strategic rebalance is informed by our updated views on asset class correlations and volatilities as well as changes in global market capitalizations across asset classes and regions over the previous twelve months. We will continue to monitor risk on a monthly basis and adjust our allocation to the satellite asset classes as the underlying funds drift beyond our longer-term risk-related guidelines.

FUND BASICS

Satellite Strategies
as of December 31, 2009

PERFORMANCE REVIEW

	Portfolio Total Return	Satellite Strategies
January 1, 2009–December 31, 2009	(based on NAV)[1]	Composite Index[2]

Class A	37.31%	20.20%
Class C	36.29	20.20
Institutional	37.89	20.20
Service	37.17	20.20
Class IR	37.70	20.20
Class R	36.96	20.20

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500 Index (30%), the MSCI EAFE Index (30%) and the Barclays Capital Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/09	One Year	Since Inception	Inception Date

Class A	29.86%	-8.06%	3/30/07
Class C	34.21	-6.89	3/30/07
Institutional	37.89	-5.88	3/30/07
Service	37.17	-10.70	8/29/08
Class IR	37.70	-10.37	11/30/07
Class R	36.96	-10.89	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.55%	2.07%
Class C	2.30	2.82
Institutional	1.15	1.67
Service	1.65	2.17
Class IR	1.30	1.82
Class R	1.80	2.32

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2009 to December 31, 2009. Actual fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the underlying funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary
December 31, 2009

The following graph shows the value, as of December 31, 2009, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) and Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE”)), are shown. This performance data shown represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Portfolio.

Satellite Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2009.

Average Annual Total Return through December 31, 2009	One Year	Since Inception

Class A (Commenced March 30, 2007)
Excluding sales charges	37.31%	–6.16%
Including sales charges	29.86%	–8.06%

Class C (Commenced March 30, 2007)
Excluding contingent deferred sales charges	36.29%	–6.89%
Including contingent deferred sales charges	34.21%	–6.89%

Institutional Class (Commenced March 30, 2007)	37.89%	–5.88%

Service Class (Commenced August 29, 2008)	37.17%	–10.70%

Class IR (Commenced November 30, 2007)	37.70%	–10.37%

Class R (Commenced November 30, 2007)	36.96%	–10.89%

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2009

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 99.9%

Equity – 45.6%
9,095,801	Goldman Sachs Structured International Equity Fund – 11.8%	$90,958,013
6,168,222	Goldman Sachs Structured Large Cap Value Fund – 7.2%	55,452,318
4,028,515	Goldman Sachs Structured Large Cap Growth Fund – 5.8%	44,635,951
4,959,761	Goldman Sachs Structured Emerging Markets Equity Fund – 5.0%	39,033,320
3,400,574	Goldman Sachs Structured Small Cap Equity Fund – 4.2%	32,883,548
2,223,882	Goldman Sachs Large Cap Value Fund – 3.1%	23,728,816
2,735,067	Goldman Sachs Structured International Small Cap Fund – 2.5%	19,036,063
1,995,049	Goldman Sachs Strategic Growth Fund – 2.5%	19,032,772
1,500,180	Goldman Sachs Real Estate Securities Fund – 1.9%	15,136,822
2,125,944	Goldman Sachs International Real Estate Securities Fund – 1.6%	12,585,590

		352,483,213

Fixed Income – 54.3%
15,813,350	Goldman Sachs Short Duration Government Fund – 21.1%	162,561,240
12,888,201	Goldman Sachs Global Income Fund – 20.8%	160,844,746
5,601,970	Goldman Sachs High Yield Fund – 5.0%	38,933,693
4,205,484	Goldman Sachs Commodity Strategy Fund – 3.4%	26,031,943
1,329,131	Goldman Sachs Emerging Markets Debt Fund – 2.0%	15,378,043
1,713,406	Goldman Sachs Local Emerging Markets Debt Fund – 2.0%	15,300,712

		419,050,377

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $735,234,804)		$771,533,590

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.1%

Repurchase Agreement – 0.1%
Joint Repurchase Agreement Account II
$300,000	0.007%	01/04/10	$300,000
Maturity Value: $300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.0%
(Cost $735,534,804)			$771,833,590

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%			249,251

NET ASSETS – 100.0%			$772,082,841

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Joint repurchase agreement was entered into on December 31, 2009. Additional information appears on page 43.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2009

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.2%

Equity – 96.2%
19,137,428	Goldman Sachs Structured International Equity Fund – 31.3%	$191,374,278
10,634,207	Goldman Sachs Structured Large Cap Value Fund – 15.6%	95,601,521
7,837,149	Goldman Sachs Structured Large Cap Growth Fund – 14.2%	86,835,615
7,084,882	Goldman Sachs Structured Emerging Markets Equity Fund – 9.1%	55,758,022
3,825,294	Goldman Sachs Large Cap Value Fund – 6.7%	40,815,889
3,886,884	Goldman Sachs Structured Small Cap Equity Fund – 6.1%	37,586,167
3,878,554	Goldman Sachs Strategic Growth Fund – 6.0%	37,001,404
3,470,118	Goldman Sachs Structured International Small Cap Fund – 3.9%	24,152,024
1,096,822	Goldman Sachs Real Estate Securities Fund – 1.8%	11,066,932
1,541,890	Goldman Sachs International Real Estate Securities Fund – 1.5%	9,127,987

		589,319,839

Fixed Income – 4.0%
3,922,727	Goldman Sachs Commodity Strategy Fund – 4.0%	24,281,682

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.2%
(Cost $693,295,932)		$613,601,521

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(1,398,149)

NET ASSETS – 100.0%		$612,203,372

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2009

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.1%

Equity – 66.0%
40,190,317	Goldman Sachs Structured International Equity Fund – 20.3%	$401,903,165
23,440,015	Goldman Sachs Structured Large Cap Value Fund – 10.6%	210,725,738
16,482,714	Goldman Sachs Structured Large Cap Growth Fund – 9.2%	182,628,468
15,350,273	Goldman Sachs Structured Emerging Markets Equity Fund – 6.1%	120,806,649
9,736,957	Goldman Sachs Structured Small Cap Equity Fund – 4.7%	94,156,375
8,455,272	Goldman Sachs Large Cap Value Fund – 4.6%	90,217,751
8,161,218	Goldman Sachs Strategic Growth Fund – 3.9%	77,858,022
8,890,292	Goldman Sachs Structured International Small Cap Fund – 3.1%	61,876,435
3,740,446	Goldman Sachs Real Estate Securities Fund – 1.9%	37,741,104
5,269,411	Goldman Sachs International Real Estate Securities Fund – 1.6%	31,194,914

		1,309,108,621

Fixed Income – 34.1%
32,555,179	Goldman Sachs Global Income Fund – 20.5%	406,288,638
14,533,172	Goldman Sachs Commodity Strategy Fund – 4.5%	89,960,332
4,465,671	Goldman Sachs Short Duration Government Fund – 2.3%	45,907,094
6,580,256	Goldman Sachs High Yield Fund – 2.3%	45,732,777
3,271,138	Goldman Sachs Core Fixed Income Fund – 1.6%	30,748,699
2,484,552	Goldman Sachs Emerging Markets Debt Fund – 1.5%	28,746,269
3,196,744	Goldman Sachs Local Emerging Markets Debt Fund – 1.4%	28,546,920

		675,930,729

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.1%
(Cost $2,041,008,674)		$1,985,039,350

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(2,295,329)

NET ASSETS – 100.0%		$1,982,744,021

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2009

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.3%

Equity – 84.5%
44,640,497	Goldman Sachs Structured International Equity Fund – 28.3%	$446,404,975
24,010,199	Goldman Sachs Structured Large Cap Value Fund – 13.7%	215,851,686
17,457,608	Goldman Sachs Structured Large Cap Growth Fund – 12.3%	193,430,297
14,118,617	Goldman Sachs Structured Emerging Markets Equity Fund – 7.1%	111,113,515
8,644,622	Goldman Sachs Large Cap Value Fund – 5.9%	92,238,115
9,277,895	Goldman Sachs Structured Small Cap Equity Fund – 5.7%	89,717,248
8,652,160	Goldman Sachs Strategic Growth Fund – 5.2%	82,541,603
6,837,798	Goldman Sachs Structured International Small Cap Fund – 3.0%	47,591,073
2,877,305	Goldman Sachs Real Estate Securities Fund – 1.8%	29,032,013
4,053,513	Goldman Sachs International Real Estate Securities Fund – 1.5%	23,996,799

		1,331,917,324

Fixed Income – 15.8%
6,667,761	Goldman Sachs Global Income Fund – 5.3%	83,213,660
11,205,294	Goldman Sachs Commodity Strategy Fund – 4.4%	69,360,773
5,137,279	Goldman Sachs High Yield Fund – 2.3%	35,704,088
1,920,011	Goldman Sachs Emerging Markets Debt Fund – 1.4%	22,214,522
2,469,877	Goldman Sachs Local Emerging Markets Debt Fund – 1.4%	22,055,998
1,529,919	Goldman Sachs Short Duration Government Fund – 1.0%	15,727,622

		248,276,663

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)
(Cost $1,709,466,158)		$1,580,193,987

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(b) – 0.0%

Repurchase Agreement – 0.0%
Joint Repurchase Agreement Account II
$300,000	0.007%	01/04/10	$300,000
Maturity Value: $300,000
(Cost $300,000)

TOTAL INVESTMENTS – 100.3%
(Cost $1,709,766,158)			$1,580,493,987

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(4,400,207)

NET ASSETS – 100.0%			$1,576,093,780

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

(b)	Joint repurchase agreement was entered into on December 31, 2009. Additional information appears on page 43.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2009

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 100.5%

Equity – 44.5%
717,499	Goldman Sachs U.S. Equity Dividend and Premium Fund – 23.8%	$5,940,895
298,332	Goldman Sachs International Equity Dividend and Premium Fund – 9.3%	2,315,054
254,383	Goldman Sachs International Real Estate Securities Fund – 6.0%	1,505,950
134,203	Goldman Sachs Real Estate Securities Fund – 5.4%	1,354,111

		11,116,010

Fixed Income – 56.0%
588,583	Goldman Sachs High Yield Fund – 16.3%	4,090,652
208,979	Goldman Sachs Emerging Markets Debt Fund – 9.7%	2,417,891
269,361	Goldman Sachs Local Emerging Markets Debt Fund – 9.6%	2,405,392
157,127	Goldman Sachs Global Income Fund – 7.8%	1,960,947
215,959	Goldman Sachs Investment Grade Credit Fund – 7.8%	1,945,792
73,034	Goldman Sachs Ultra-Short Duration Government Fund – 2.6%	647,079
28,298	Goldman Sachs U.S. Mortgages Fund – 1.1%	279,018
17,900	Goldman Sachs Government Income Fund – 1.1%	269,380

		14,016,151

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES) – 100.5%
(Cost $24,304,624)		$25,132,161

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(112,621)

NET ASSETS – 100.0%		$25,019,540

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2009

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 99.8%

Equity – 42.8%
4,829,622	Goldman Sachs International Small Cap Fund – 14.0%	$62,012,341
3,751,998	Goldman Sachs Emerging Markets Equity Fund – 13.2%	58,606,209
6,848,529	Goldman Sachs International Real Estate Securities Fund – 9.2%	40,543,289
2,826,254	Goldman Sachs Real Estate Securities Fund – 6.4%	28,516,899

		189,678,738

Fixed Income – 57.0%
10,642,572	Goldman Sachs High Yield Fund – 16.7%	73,965,878
7,321,949	Goldman Sachs Local Emerging Markets Debt Fund – 14.7%	65,385,001
10,011,015	Goldman Sachs Commodity Strategy Fund – 14.0%	61,968,186
4,437,791	Goldman Sachs Emerging Markets Debt Fund – 11.6%	51,345,252

		252,664,317

TOTAL UNDERLYING FUNDS (INSTITUTIONAL SHARES)— 99.8%
(Cost $396,165,475)		$442,343,055

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		789,943

NET ASSETS – 100.0%		$443,132,998

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Represents Affiliated Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2009, certain Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Portfolio	Principal Amount

Balanced Strategy	$300,000

Growth Strategy	300,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$700,000,000	0.01%	01/04/10	$700,000,778

Banc of America Securities LLC	1,150,000,000	0.02	01/04/10	1,150,002,556

Barclays Capital, Inc.	2,000,000,000	0.00	01/04/10	2,000,000,000

Citigroup Global Markets, Inc.	1,500,000,000	0.01	01/04/10	1,500,001,667

Credit Suisse Securities (USA) LLC	3,900,000,000	0.00	01/04/10	3,900,000,043

Deutsche Bank Securities, Inc.	500,000,000	0.00	01/04/10	500,000,000

Deutsche Bank Securities, Inc.	1,700,000,000	0.01	01/04/10	1,700,001,889

JPMorgan Securities	1,250,000,000	0.00	01/04/10	1,250,000,000

Merrill Lynch & Co., Inc.	850,000,000	0.01	01/04/10	850,000,944

Morgan Stanley & Co.	1,000,000,000	0.00	01/04/10	1,000,000,011

Morgan Stanley & Co.	3,075,000,000	0.01	01/04/10	3,075,003,417

RBS Securities, Inc.	1,500,000,000	0.01	01/04/10	1,500,001,667

UBS Securities LLC	207,900,000	0.00	01/04/10	207,900,002

UBS Securities LLC	550,000,000	0.01	01/04/10	550,000,611

Wachovia Capital Markets	2,550,000,000	0.01	01/04/10	2,550,002,833

TOTAL				$22,432,916,418

At December 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	4.500% to 7.350%	03/07/11 to 08/03/37

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	01/04/10 to 09/14/35

Federal Home Loan Mortgage Corp.	0.000 to 14.000	02/01/10 to 01/01/40

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	07/15/12 to 03/15/25

Federal National Mortgage Association	0.000 to 16.000	01/01/10 to 11/01/49

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 10/08/27

Government National Mortgage Association	4.250 to 6.500	08/15/18 to 08/15/49

Tennessee Valley Authority	4.375 to 4.750	08/01/13 to 06/15/15

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/10 to 05/15/18

U.S. Treasury Notes	0.750 to 9.250	02/28/11 to 11/15/19

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/15 to 11/15/19

The aggregate market value of the collateral, including accrued interest, was $22,947,435,662.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities
December 31, 2009

Balanced Strategy
Portfolio

Assets:

Investments in Affiliated Underlying Funds, at value (identified cost $735,534,804, $693,295,932, $2,041,008,674, $1,709,766,158, $24,304,624 and $396,165,475, respectively)	$771,833,590
Cash	92,985
Receivables:
Portfolio shares sold	2,688,819
Dividends and interest	909,971
Reimbursement from investment adviser	60,218
Investment securities sold	—
Other assets	—

Total assets	775,585,583

Liabilities:

Due to Custodian	—
Payables:
Portfolio shares redeemed	1,715,077
Investment securities purchased	1,246,078
Amounts owed to affiliates	452,370
Accrued expenses	89,217

Total liabilities	3,502,742

Net Assets:

Paid-in capital	882,274,606
Accumulated undistributed net investment income	657,323
Accumulated net realized loss from investment transactions	(147,147,874)
Net unrealized gain (loss) on investments	36,298,786

NET ASSETS	$772,082,841

Net Assets:
Class A	$444,113,771
Class B	37,883,027
Class C	144,726,349
Institutional	140,770,153
Service	3,709,668
Class IR	32,210
Class R	847,663

Total Net Assets	$772,082,841

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	46,039,173
Class B	3,926,695
Class C	15,002,955
Institutional	14,578,720
Service	383,549
Class IR	3,343
Class R	88,098

Net asset value, offering and redemption price per share:(a)
Class A	$9.65
Class B	9.65
Class C	9.65
Institutional	9.66
Service	9.67
Class IR	9.64
Class R	9.62

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies and Satellite Strategies Portfolios is $10.21, $10.84, $10.38, $10.44, $8.42 and $7.77, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth	Growth and Income	Growth Strategy	Income Strategies	Satellite Strategies
Strategy Portfolio	Strategy Portfolio	Portfolio	Portfolio	Portfolio

$613,601,521	$1,985,039,350	$1,580,493,987	$25,132,161	$442,343,055
—	—	27,201	—	—

521,628	5,920,530	1,383,131	19,349	3,138,295
—	1,205,935	866,839	106,080	1,840,854
31,922	37,948	49,302	17,577	2,503
982,423	1,242,775	1,065,944	16,277	—
—	7,231	17,966	—	—

615,137,494	1,993,453,769	1,583,904,370	25,291,444	447,324,707

447,874	2,452,967	—	21,825	763,121

1,954,507	5,583,787	5,634,177	77,629	316,196
—	1,205,935	866,839	106,080	2,884,714
423,797	1,284,063	1,113,367	11,696	148,408
107,944	182,996	196,207	54,674	79,270

2,934,122	10,709,748	7,810,590	271,904	4,191,709

962,683,741	2,824,373,499	2,482,979,079	28,751,762	492,828,228
991,360	4,204,455	3,538,872	33,793	870,816
(271,777,318)	(789,864,609)	(781,152,000)	(4,593,552)	(96,743,626)
(79,694,411)	(55,969,324)	(129,272,171)	827,537	46,177,580

$612,203,372	$1,982,744,021	$1,576,093,780	$25,019,540	$443,132,998

$340,567,071	$1,272,519,441	$902,200,343	$10,619,161	$131,389,325
33,103,483	116,466,165	114,215,685	—	—
182,231,983	424,559,558	444,309,465	4,673,866	50,972,313
50,926,468	162,452,828	106,456,339	9,707,939	242,969,398
4,769,527	6,123,522	7,181,546	—	11,310,948
320,270	39,128	546,423	9,297	6,330,972
284,570	583,379	1,183,979	9,277	160,042

$612,203,372	$1,982,744,021	$1,576,093,780	$25,019,540	$443,132,998

33,252,201	129,748,577	91,374,242	1,333,471	17,901,128
3,349,699	11,896,525	11,523,135	—	—
18,528,372	43,506,938	45,214,900	584,383	6,971,118
4,920,178	16,504,621	10,760,302	1,221,886	33,142,542
470,531	625,274	728,850	—	1,546,454
31,534	3,999	55,826	1,169	863,065
27,847	59,632	121,909	1,162	21,850

$10.24	$9.81	$9.87	$7.96	$7.34
9.88	9.79	9.91	—	—
9.84	9.76	9.83	8.00	7.31
10.35	9.84	9.89	7.95	7.33
10.14	9.79	9.85	—	7.31
10.16	9.79	9.79	7.95	7.34
10.22	9.78	9.71	7.99	7.32

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations
For the Fiscal Year Ended December 31, 2009

Balanced Strategy
Portfolio

Investment income:

Dividends from Affiliated Underlying Funds	$31,897,544
Interest	919

Total investment income	31,898,463

Expenses:

Distribution and Service fees(a)	2,654,854
Transfer Agent fees(a)	1,121,872
Management fees	1,035,936
Registration fees	114,312
Printing fees	87,085
Professional fees	68,350
Custody and accounting fees	41,058
Trustee fees	16,663
Service share fees — Service Plan	8,841
Service share fees — Shareholder Administration Plan	8,841
Other	112,365

Total expenses	5,270,177

Less — expense reductions	(411,270)

Net expenses	4,858,907

NET INVESTMENT INCOME	27,039,556

Realized and unrealized gain (loss) from investment transactions:

Capital gain distributions from Affiliated Underlying Funds	2,406,162
Net realized loss from Affiliated Underlying Funds	(81,146,926)
Net change in unrealized gain on Affiliated Underlying Funds	175,580,698

Net realized and unrealized gain from investment transactions	96,839,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$123,879,490

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced Strategy	$993,492	$353,128	$1,306,192	$2,042	$755,054	$67,094	$248,176	$49,336	$1,415	$21	$776
Equity Growth Strategy	757,129	306,783	1,668,917	689	575,418	58,288	317,094	14,948	1,613	107	262
Growth and Income Strategy	2,999,112	1,082,032	4,076,419	602	2,279,325	205,586	774,520	84,575	3,131	84	229
Growth Strategy	2,084,698	1,075,919	4,300,114	1,578	1,584,370	204,425	817,022	37,818	3,382	158	600
Income Strategies	20,552	—	39,227	40	15,619	—	7,453	3,344	—	16	15
Satellite Strategies	202,508	—	321,862	218	153,906	—	61,154	51,642	1,663	1,848	83

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth	Growth and Income	Growth Strategy	Income Strategies	Satellite Strategies
Strategy Portfolio	Strategy Portfolio	Portfolio	Portfolio	Portfolio

$12,954,041	$88,497,348	$48,842,563	$1,223,101	$15,951,309
384	1,431	880	—	506

12,954,425	88,498,779	48,843,443	1,223,101	15,951,815

2,733,518	8,158,165	7,462,309	59,819	524,588
967,730	3,347,450	2,647,775	26,447	270,296
813,027	2,902,381	2,212,323	25,443	306,861
83,659	99,624	81,279	65,081	111,032
72,651	148,305	117,311	47,650	56,247
70,350	68,604	68,036	70,697	90,808
39,549	47,524	45,893	33,345	32,833
16,663	16,663	16,663	16,663	16,663
10,082	19,571	21,138	—	10,394
10,082	19,571	21,138	—	10,394
174,951	369,217	444,174	12,224	63,042

4,992,262	15,197,075	13,138,039	357,369	1,493,158

(435,823)	(670,440)	(713,568)	(243,582)	(345,119)

4,556,439	14,526,635	12,424,471	113,787	1,148,039

8,397,986	73,972,144	36,418,972	1,109,314	14,803,776

—	434,714	—	3,769	—
(154,021,001)	(437,614,554)	(393,850,348)	(1,327,415)	(71,078,398)
284,321,300	799,157,745	719,856,635	5,508,234	138,582,583

130,300,299	361,977,905	326,006,287	4,184,588	67,504,185

$138,698,285	$435,950,049	$362,425,259	$5,293,902	$82,307,961

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Equity Growth Strategy Portfolio
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

From operations:

Net investment income	$27,039,556	$20,907,890	$8,397,986	$10,948,621
Net realized loss from investment transactions and capital gain distributions from Affiliated Underlying Funds	(78,740,764)	(61,522,678)	(154,021,001)	(105,026,576)
Net change in unrealized gain (loss) on Affiliated Underlying Funds	175,580,698	(137,369,781)	284,321,300	(367,567,879)

Net increase (decrease) in net assets resulting from operations	123,879,490	(177,984,569)	138,698,285	(461,645,834)

Distributions to shareholders:

From net investment income
Class A Shares	(17,318,131)	(12,233,733)	(4,914,360)	(8,490,326)
Class B Shares	(1,248,342)	(922,189)	(269,840)	(582,477)
Class C Shares	(4,674,781)	(3,476,746)	(1,543,741)	(3,181,879)
Institutional Shares	(5,790,016)	(4,936,391)	(728,368)	(1,398,033)
Service Shares	(144,616)	(150,985)	(65,464)	(110,261)
Class IR Shares	(719)	(299)	(5,159)	(185)
Class R Shares	(24,404)	(456)	(4,131)	(144)
From net realized gains
Class A Shares	—	(6,201,704)	—	(22,210,882)
Class B Shares	—	(590,296)	—	(2,406,545)
Class C Shares	—	(2,229,367)	—	(13,353,298)
Institutional Shares	—	(2,585,745)	—	(2,952,044)
Service Shares	—	(70,837)	—	(295,878)
Class IR Shares	—	(135)	—	(416)
Class R Shares	—	(371)	—	(416)
From capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Class IR Shares	—	—	—	—
Class R Shares	—	—	—	—

Total distributions to shareholders	(29,201,009)	(33,399,254)	(7,531,063)	(54,982,784)

From share transactions:

Proceeds from sales of shares	301,652,614	572,283,678	104,136,234	247,252,748
Reinvestment of distributions	26,654,031	27,708,831	6,675,507	47,331,007
Cost of shares redeemed	(344,046,856)	(397,615,428)	(175,870,249)	(349,628,600)

Net increase (decrease) in net assets resulting from share transactions	(15,740,211)	202,377,081	(65,058,508)	(55,044,845)

TOTAL INCREASE (DECREASE)	78,938,270	(9,006,742)	66,108,714	(571,673,463)

Net assets:

Beginning of year	693,144,571	702,151,313	546,094,658	1,117,768,121

End of year	$772,082,841	$693,144,571	$612,203,372	$546,094,658

Accumulated undistributed net investment income	$657,323	$1,334,240	$991,360	$124,437

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Growth and Income Strategy Portfolio		Growth Strategy Portfolio		Income Strategies Portfolio
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008

$73,972,144	$72,080,053	$36,418,972	$43,620,277	$1,109,314	$796,983
(437,179,840)	(332,491,453)	(393,850,348)	(366,001,264)	(1,323,646)	(3,113,453)
799,157,745	(856,384,808)	719,856,635	(860,783,916)	5,508,234	(3,596,238)

435,950,049	(1,116,796,208)	362,425,259	(1,183,164,903)	5,293,902	(5,912,708)

(48,480,914)	(48,952,055)	(21,782,732)	(30,733,747)	(440,011)	(248,771)
(3,604,365)	(3,075,564)	(1,940,513)	(2,727,491)	—	—
(13,319,063)	(12,825,952)	(7,598,510)	(11,385,376)	(147,361)	(115,333)
(8,409,033)	(13,439,817)	(2,863,195)	(5,402,035)	(491,101)	(477,172)
(299,310)	(285,645)	(156,365)	(304,192)	—	—
(5,261)	(271)	(14,356)	(240)	(449)	(400)
(9,527)	(526)	(32,239)	(1,261)	(368)	(357)

—	(50,042,467)	—	(49,990,650)	—	(173,102)
—	(4,434,783)	—	(6,517,453)	—	—
—	(18,272,109)	—	(27,617,806)	—	(94,148)
—	(11,838,167)	—	(7,413,541)	—	(243,654)
—	(330,406)	—	(521,219)	—	—
—	(275)	—	(346)	—	(235)
—	(888)	—	(1,844)	—	(234)

—	—	—	—	—	(18,420)
—	—	—	—	—	(8,540)
—	—	—	—	—	(35,332)
—	—	—	—	—	(30)
—	—	—	—	—	(26)

(74,127,473)	(163,498,925)	(34,387,910)	(142,617,201)	(1,079,290)	(1,415,754)

326,362,403	905,408,588	195,146,713	597,126,427	7,596,041	7,680,862
66,429,619	143,982,734	31,212,199	125,998,637	968,436	1,214,962
(828,073,541)	(1,182,591,217)	(515,181,504)	(1,018,291,366)	(3,807,262)	(6,403,090)

(435,281,519)	(133,199,895)	(288,822,592)	(295,166,302)	4,757,215	2,492,734

(73,458,943)	(1,413,495,028)	39,214,757	(1,620,948,406)	8,971,827	(4,835,728)

2,056,202,964	3,469,697,992	1,536,879,023	3,157,827,429	16,047,713	20,883,441

$1,982,744,021	$2,056,202,964	$1,576,093,780	$1,536,879,023	$25,019,540	$16,047,713

$4,204,455	$4,671,364	$3,538,872	$1,609,633	$33,793	$174

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Satellite Strategies Portfolio
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	December 31, 2009	December 31, 2008

From operations:

Net investment income	$14,803,776	$5,013,968
Net realized loss from investment transactions and capital gains distributions from Affiliated Underlying Funds	(71,078,398)	(21,328,277)
Net change in unrealized gain (loss) on Affiliated Underlying Funds	138,582,583	(92,095,228)

Net increase (decrease) in net assets resulting from operations	82,307,961	(108,409,537)

Distributions to shareholders:

From net investment income
Class A Shares	(4,169,587)	(3,221,949)
Class C Shares	(1,376,966)	(1,138,382)
Institutional Shares	(7,973,506)	(2,680,113)
Service Shares(a)	(293,934)	(7,386)
Class IR Shares	(129,609)	(281)
Class R Shares	(4,095)	(900)
From net realized gains
Class A Shares	(270,138)	(359,551)
Class C Shares	(102,757)	(165,059)
Institutional Shares	(490,124)	(325,300)
Service Shares(a)	(23,205)	(1,422)
Class IR Shares	(11,194)	(26)
Class R Shares	(329)	(130)

Total distributions to shareholders	(14,845,444)	(7,900,499)

From share transactions:

Proceeds from sales of shares	290,274,944	272,959,569
Reinvestment of distributions	9,616,786	5,395,026
Cost of shares redeemed	(63,448,926)	(78,175,358)

Net increase in net assets resulting from share transactions	236,442,804	200,179,237

TOTAL INCREASE	303,905,321	83,869,201

Net assets:

Beginning of year	139,227,677	55,358,476

End of year	$443,132,998	$139,227,677

Accumulated undistributed net investment income	$870,816	$17,315

(a)	Commenced operations on August 29, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements
December 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

	Share Classes	Diversified/
Portfolio	Offered	Non-diversified

Balanced Strategy	A, B, C, Institutional, Service, IR, R	Diversified
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy

Income Strategies	A, C, Institutional, IR, R	Diversified

Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
The Portfolios invest primarily all of their assets in affiliated domestic and international equity and fixed income funds (“Underlying Funds”), which are registered under the Act.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Portfolios, as well as the Underlying Funds, is to value investments at market value. Each Portfolio invests in a combination of underlying mutual funds for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Portfolio Share Transactions, and Investment Income — Purchases and sales of the Underlying Funds and Portfolio share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Portfolio share transactions. Realized gains and losses on sales of the Underlying Funds are calculated using the identified cost basis. Dividend income, capital gains and return of capital distributions from the Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

E. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
Portfolio	Declared/Paid	Declared/Paid

Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually

Equity Growth Strategy and Growth Strategy	Annually	Annually

Income Strategies	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Portfolios’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F. Repurchase Agreements — The Portfolios may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The underlying securities for all repurchase agreements are held at the Portfolios’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Portfolios’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and payable monthly, equal to an annual percentage rate of 0.15% of the average daily net assets of Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios and 0.124% of the average daily net assets of Income Strategies and Satellite Strategies Portfolios.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Portfolio’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution service paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended December 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Portfolio	Class A	Class B	Class C

Balanced Strategy	$296,500	$200	$900

Equity Growth Strategy	92,900	500	1,200

Growth and Income Strategy	561,400	400	2,000

Growth Strategy	275,800	500	2,400

Income Strategies	3,600	N/A	—

Satellite Strategies	103,100	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Portfolio, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios is 0.004% and 0.01% for Income Strategies and Satellite Strategies Portfolios. These expense limitations may be modified or terminated at any time at the option of GSAM.
For the fiscal year ended December 31, 2009, Other Expense reimbursements were as follows (in thousands):

Other Expense
Portfolio	Reimbursement

Balanced Strategy	$411

Equity Growth Strategy	436

Growth and Income Strategy	670

Growth Strategy	714

Income Strategies	244

Satellite Strategies	345

As of December 31, 2009, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

	Management	Distribution and	Transfer
Portfolio	Fees	Service Fees	Agent Fees	Total

Balanced Strategy	$98	$249	$105	$452

Equity Growth Strategy	77	256	91	424

Growth and Income Strategy	253	732	299	1,284

Growth Strategy	201	671	241	1,113

Income Strategies	3	6	3	12

Satellite Strategies	43	68	37	148

F. Line of Credit Facility — The Portfolios participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the fiscal year ended December 31, 2009, the Portfolios did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2009

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Other Transactions with Affiliates — As of December 31, 2009, certain Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Satellite
Underlying Funds	Strategy	Strategy	Strategy	Strategy	Strategies

Goldman Sachs Commodity Strategy	—%	—%	15%	12%	10%

Goldman Sachs Emerging Markets Debt	6	—	11	8	19

Goldman Sachs Emerging Markets Equity	—	—	—	—	11

Goldman Sachs Global Income	18	—	45	9	—

Goldman Sachs International Real Estate Securities	—	—	9	7	12

Goldman Sachs International Small Cap	—	—	—	—	59

Goldman Sachs Local Emerging Markets Debt	5	—	10	7	22

Goldman Sachs Real Estate Securities	—	—	7	6	6

Goldman Sachs Strategic Growth	—	7	14	15	—

Goldman Sachs Structured Emerging Markets Equity	9	13	28	25	—

Goldman Sachs Structured International Equity	—	8	17	19	—

Goldman Sachs Structured International Small Cap	8	10	26	20	—

Goldman Sachs Structured Large Cap Growth	6	11	23	25	—

Goldman Sachs Structured Large Cap Value	6	11	23	24	—

Goldman Sachs Structured Small Cap Equity	7	9	21	20	—

As of December 31, 2009, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Institutional, Class IR and Class R Shares of the following Portfolios:

Portfolios	Institutional	Class IR	Class R

Goldman Sachs Balanced Strategy	—%	30%	—%

Goldman Sachs Growth and Income Strategy	—	22	—

Goldman Sachs Income Strategies	98	100	99

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.
The following is a summary of the Portfolios’ investments categorized in the fair value hierarchy:

	Balanced Strategy			Equity Growth Strategy			Growth and Income Strategy
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$352,483,213	$—	$—	$589,319,839	$—	$—	$1,309,108,621	$—	$—
Fixed Income Underlying Funds	419,050,377	—	—	24,281,682	—	—	675,930,729	—	—
Short-term Investments	—	300,000	—	—	—	—	—	—	—

Total	$771,533,590	$300,000	$—	$613,601,521	$—	$—	$1,985,039,350	$—	$—

	Growth Strategy			Income Strategies			Satellite Strategies
Assets	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3

Equity Underlying Funds	$1,331,917,324	$—	$—	$11,116,010	$—	$—	$189,678,738	$—	$—
Fixed Income Underlying Funds	248,276,663	—	—	14,016,151	—	—	252,664,317	—	—
Short-term Investments	—	300,000	—	—	—	—	—	—	—

Total	$1,580,193,987	$300,000	$—	$25,132,161	$—	$—	$442,343,055	$—	$—

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2009

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the fiscal year ended December 31, 2009, were as follows:

Portfolio	Purchases	Sales and Maturities

Balanced Strategy	$399,851,293	$415,444,872

Equity Growth Strategy	182,431,758	249,249,472

Growth and Income Strategy	768,311,983	1,210,391,793

Growth Strategy	573,714,308	862,830,074

Income Strategies	11,894,369	7,038,267

Satellite Strategies	381,375,718	145,119,304

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended December 31, 2009, was as follows:

			Growth and
	Balanced	Equity Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Distributions paid from:
Ordinary income	$29,201,009	$7,531,063	$74,127,473	$34,387,910	$1,079,290	$13,955,469
Net long-term capital gains	—	—	—	—	—	889,975

Total taxable distributions	$29,201,009	$7,531,063	$74,127,473	$34,387,910	$1,079,290	$14,845,444

The tax character of distributions paid during the fiscal year ended December 31, 2008 was as follows:

			Growth and
	Balanced	Equity Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Distributions paid from:
Ordinary income	$21,791,013	$13,764,008	$79,005,731	$50,667,138	$842,059	$7,159,035
Net long-term capital gains	11,608,241	41,218,776	84,493,194	91,950,063	511,347	741,464

Total taxable distributions	$33,399,254	$54,982,784	$163,498,925	$142,617,201	$1,353,406	$7,900,499

Tax return of capital	$—	$—	$—	$—	$62,348	$—

As of December 31, 2009 the Portfolios’ components of accumulated earnings (losses) on a tax basis were as follows:

			Growth and
	Balanced	Equity Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Undistributed ordinary
income — net	$655,300	$982,179	$3,616,366	$3,102,578	$33,793	$870,816

Capital loss carryforward:[1]
Expiring 2016	(2,721,819)	(46,668,527)	(142,648,691)	(144,662,145)	(1,162,324)	—
Expiring 2017	(35,254,587)	(109,415,161)	(358,977,420)	(372,899,651)	(111,832)	(39,509,738)

Total capital loss carryforward	$(37,976,406)	$(156,083,688)	$(501,626,111)	$(517,561,796)	$(1,274,156)	$(39,509,738)

Timing differences (Post October Loss Deferrals)	(17,139,179)	(31,186,988)	(73,394,726)	(78,210,140)	(207,251)	—
Unrealized losses — net	(55,731,480)	(164,191,872)	(270,225,007)	(314,215,941)	(2,284,608)	(11,056,308)

Total accumulated losses — net	$(110,191,765)	$(350,480,369)	$(841,629,478)	$(906,885,299)	$(3,732,222)	$(49,695,230)

[1]	Expiration occurs on December 31 of the year indicated.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2009

6. TAX INFORMATION (continued)

As of December 31, 2009, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

			Growth and
	Balanced	Equity Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Tax Cost	$827,565,070	$777,793,393	$2,255,264,357	$1,894,709,928	$27,416,769	$453,399,363

Gross unrealized gain	40,787,792	966,713	30,522,051	5,757,308	1,044,051	45,992,633
Gross unrealized loss	(96,519,272)	(165,158,585)	(300,747,058)	(319,973,249)	(3,328,659)	(57,048,941)

Net unrealized security loss	$(55,731,480)	$(164,191,872)	$(270,225,007)	$(314,215,941)	$(2,284,608)	$(11,056,308)

The difference between GAAP basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of return of capital distributions from Underlying Fund investments and realized losses with respect to transactions between affiliates.
In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios and result primarily from expired capital loss carryforwards and dividend redesignations and differences related to the tax treatment of short-term capital gain and return of capital distributions from Underlying Fund investments.

			Accumulated
		Accumulated net	undistributed net
Portfolio	Paid-in capital	realized gain (loss)	investment income

Balanced Strategy	$—	$(1,484,536)	$1,484,536

Growth and Income Strategy	—	311,580	(311,580)

Growth Strategy	(406,267)	508,090	(101,823)

Income Strategies	—	(3,595)	3,595

Satellite Strategies	(546)	3,124	(2,578)

7. OTHER RISKS

Market and Credit Risks — In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Portfolios have unsettled or open transaction defaults.

Portfolios’ Shareholder Concentration Risk — The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB Accounting Standards Codification (“ASC”) 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through February 22, 2010, the date the financial statements were issued.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2009

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,378,961	$170,318,192	30,452,381	$302,155,245
Reinvestment of distributions	1,783,918	16,372,336	1,917,402	17,045,975
Shares converted from Class B(a)	95,124	832,371	184,545	1,824,058
Shares redeemed	(19,166,677)	(168,116,068)	(21,610,020)	(207,311,159)

	2,091,326	19,406,831	10,944,308	113,714,119

Class B Shares
Shares sold	993,821	8,644,657	1,651,789	16,801,853
Reinvestment of distributions	124,686	1,151,462	154,268	1,355,593
Shares converted to Class A(a)	(95,256)	(832,371)	(184,855)	(1,824,058)
Shares redeemed	(1,194,092)	(10,401,681)	(1,230,173)	(12,059,909)

	(170,841)	(1,437,933)	391,029	4,273,479

Class C Shares
Shares sold	4,438,066	39,461,968	6,879,922	68,737,330
Reinvestment of distributions	370,802	3,425,616	438,050	3,844,325
Shares redeemed	(5,354,179)	(46,369,030)	(6,120,163)	(59,516,544)

	(545,311)	(3,481,446)	1,197,809	13,065,111

Institutional Shares
Shares sold	9,379,953	81,134,335	18,215,549	181,274,918
Reinvestment of distributions	615,055	5,650,796	598,531	5,427,175
Shares redeemed	(13,907,699)	(116,641,355)	(12,071,396)	(115,423,179)

	(3,912,691)	(29,856,224)	6,742,684	71,278,914

Service Shares
Shares sold	137,770	1,169,841	344,805	3,298,817
Reinvestment of distributions	3,109	28,730	3,911	34,502
Shares redeemed	(284,486)	(2,335,869)	(359,552)	(3,304,560)

	(143,607)	(1,137,298)	(10,836)	28,759

Class IR Shares
Shares sold	2,321	22,531	—	—
Reinvestment of distributions	74	687	48	435
Shares redeemed	—	—	—	—

	2,395	23,218	48	435

Class R Shares
Shares sold	103,850	901,090	1,615	15,515
Reinvestment of distributions	2,637	24,404	97	826
Shares redeemed	(20,992)	(182,853)	(9)	(77)

	85,495	742,641	1,703	16,264

NET INCREASE (DECREASE)	(2,593,234)	$(15,740,211)	19,266,745	$202,377,081

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
December 31, 2009		December 31, 2008		December 31, 2009		December 31, 2008

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

7,191,457	$61,179,876	12,059,244	$154,987,195	25,607,031	$221,718,873	48,383,463	$548,376,216
454,910	4,551,580	3,594,705	28,182,508	4,962,828	44,957,821	10,739,289	92,172,842
134,627	1,128,993	144,610	1,861,573	194,139	1,692,976	352,335	3,998,749
(11,950,178)	(101,016,402)	(18,814,832)	(226,310,106)	(50,729,813)	(436,373,015)	(71,923,631)	(758,044,240)

(4,169,184)	(34,155,953)	(3,016,273)	(41,278,830)	(19,965,815)	(168,003,345)	(12,448,544)	(113,496,433)

301,149	2,410,812	750,369	9,238,515	1,280,760	10,800,914	2,580,577	29,290,410
25,533	246,661	354,555	2,683,977	358,497	3,272,291	813,340	6,756,024
(139,819)	(1,128,993)	(150,191)	(1,861,573)	(194,867)	(1,692,976)	(353,651)	(3,998,749)
(880,130)	(7,180,594)	(883,689)	(10,502,207)	(2,845,889)	(24,049,070)	(3,601,771)	(37,995,251)

(693,267)	(5,652,114)	71,044	(441,288)	(1,401,499)	(11,668,841)	(561,505)	(5,947,566)

2,510,486	20,388,914	5,351,059	64,164,839	6,096,987	52,600,187	13,575,014	150,578,831
126,633	1,216,591	1,648,815	12,438,861	1,091,260	9,912,065	2,622,814	21,746,376
(6,135,407)	(49,966,388)	(7,689,007)	(89,051,771)	(18,322,609)	(152,518,639)	(20,505,138)	(215,416,402)

(3,498,288)	(28,360,883)	(689,133)	(12,448,071)	(11,134,362)	(90,006,387)	(4,307,310)	(43,091,195)

1,862,296	18,151,711	1,362,492	16,460,924	4,623,395	38,747,692	14,643,780	172,925,506
62,973	636,649	494,709	3,918,084	917,383	8,131,323	2,623,542	22,980,629
(1,865,780)	(15,966,819)	(1,830,607)	(20,864,525)	(24,067,952)	(209,658,400)	(15,923,183)	(167,220,782)

59,489	2,821,541	26,594	(485,517)	(18,527,174)	(162,779,385)	1,344,139	28,685,353

159,230	1,369,647	205,041	2,401,275	192,745	1,635,851	382,547	4,216,269
1,487	14,736	13,713	106,417	15,808	141,331	38,133	324,903
(201,175)	(1,638,416)	(226,452)	(2,899,991)	(577,545)	(5,193,559)	(354,969)	(3,914,453)

(40,458)	(254,033)	(7,698)	(392,299)	(368,992)	(3,416,377)	65,711	626,719

34,818	345,875	—	—	28,666	280,018	—	—
520	5,159	77	600	551	5,261	64	546
(4,514)	(43,458)	—	—	(26,053)	(247,775)	—	—

30,824	307,576	77	600	3,164	37,504	64	546

32,701	289,399	—	—	59,513	578,868	1,768	21,356
413	4,131	72	560	998	9,527	174	1,414
(5,972)	(58,172)	—	—	(3,582)	(33,083)	(10)	(89)

27,142	235,358	72	560	56,929	555,312	1,932	22,681

(8,283,742)	$(65,058,508)	(3,615,317)	$(55,044,845)	(51,337,749)	$(435,281,519)	(15,905,513)	$(133,199,895)

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2009

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio
	For the Fiscal Year Ended		For the Fiscal Year Ended
	December 31, 2009		December 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,369,499	$129,724,776	26,862,634	$329,417,542
Reinvestment of distributions	2,132,491	20,621,763	9,826,241	75,565,627
Shares converted from Class B(a)	400,549	3,385,575	556,653	6,654,858
Shares redeemed	(34,970,209)	(292,008,184)	(51,191,488)	(583,315,771)

	(17,067,670)	(138,276,070)	(13,945,960)	(171,677,744)

Class B Shares
Shares sold	904,431	7,344,501	1,868,358	22,688,617
Reinvestment of distributions	182,706	1,774,105	1,082,537	8,355,770
Shares converted to Class A(a)	(400,351)	(3,385,575)	(559,122)	(6,654,858)
Shares redeemed	(3,257,044)	(26,836,827)	(3,782,875)	(43,426,588)

	(2,570,258)	(21,103,796)	(1,391,102)	(19,037,059)

Class C Shares
Shares sold	4,642,822	38,781,321	11,574,446	135,723,918
Reinvestment of distributions	613,086	5,904,029	3,784,655	28,991,193
Shares redeemed	(19,497,753)	(159,885,079)	(23,048,878)	(259,618,036)

	(14,241,845)	(115,199,729)	(7,689,777)	(94,902,925)

Institutional Shares
Shares sold	1,749,409	15,507,318	8,049,512	102,341,588
Reinvestment of distributions	290,760	2,817,464	1,637,018	12,605,038
Shares redeemed	(3,691,227)	(30,433,849)	(11,608,467)	(122,572,382)

	(1,651,058)	(12,109,067)	(1,921,937)	(7,625,756)

Service Shares(b)
Shares sold	255,792	2,006,906	553,319	6,921,790
Reinvestment of distributions	4,999	48,243	62,313	477,318
Shares redeemed	(664,484)	(5,848,633)	(757,931)	(9,358,434)

	(403,693)	(3,793,484)	(142,299)	(1,959,326)

Class IR Shares
Shares sold	55,944	552,675	—	—
Reinvestment of distributions	1,497	14,356	77	586
Shares redeemed	(2,383)	(23,115)	—	—

	55,058	543,916	77	586

Class R Shares
Shares sold	130,924	1,229,216	3,015	32,972
Reinvestment of distributions	3,387	32,239	409	3,105
Shares redeemed	(16,501)	(145,817)	(17)	(155)

	117,810	1,115,638	3,407	35,922

NET INCREASE (DECREASE)	(35,761,656)	$(288,822,592)	(25,087,591)	$(295,166,302)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.

(b)	Satellite Strategies Portfolio Service Shares commenced operations on August 29, 2008.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Income Strategies Portfolio				Satellite Strategies Portfolio

For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended		For the Fiscal Year Ended
December 31, 2009		December 31, 2008		December 31, 2009		December 31, 2008

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

810,587	$5,671,047	582,295	$4,787,115	11,330,049	$75,981,382	14,206,173	$134,793,265
49,185	361,955	46,740	338,055	527,251	3,618,449	427,180	2,750,286
—	—	—	—	—	—	—	—
(333,617)	(2,462,122)	(433,941)	(3,618,382)	(4,347,440)	(26,803,412)	(7,057,628)	(52,430,065)

526,155	3,570,880	195,094	1,506,788	7,509,860	52,796,419	7,575,725	85,113,486

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

270,389	1,867,688	273,386	2,233,075	3,547,013	24,319,011	4,161,616	39,616,390
15,958	114,563	24,258	175,157	156,055	1,071,988	144,639	876,581
(187,787)	(1,342,631)	(115,760)	(940,597)	(1,533,555)	(9,270,154)	(815,521)	(5,718,462)

98,560	639,620	181,884	1,467,635	2,169,513	16,120,845	3,490,734	34,774,509

7,481	57,214	71,106	660,672	27,011,942	172,669,283	11,197,291	98,152,887
67,379	491,101	93,129	700,468	667,359	4,604,748	284,111	1,766,675
(328)	(2,493)	(240,481)	(1,844,111)	(4,291,437)	(26,461,675)	(3,040,367)	(19,967,170)

74,532	545,822	(76,246)	(482,971)	23,387,864	150,812,356	8,441,035	79,952,392

—	—	—	—	1,600,255	10,964,489	49,184	368,897
—	—	—	—	24,713	176,374	26	148
—	—	—	—	(118,477)	(841,695)	(9,247)	(52,269)

—	—	—	—	1,506,491	10,299,168	39,963	316,776

1	8	—	—	851,025	6,200,831	235	2,500
61	449	90	665	19,565	140,803	45	307
(1)	(8)	—	—	(8,280)	(60,695)	(502)	(4,885)

61	449	90	665	862,310	6,280,939	(222)	(2,078)

11	84	—	—	19,184	139,948	2,917	25,630
51	368	82	617	624	4,424	170	1,029
(1)	(8)	—	—	(1,753)	(11,295)	(269)	(2,507)

61	444	82	617	18,055	133,077	2,818	24,152

699,369	$4,757,215	300,904	$2,492,734	35,454,093	$236,442,804	19,550,053	$200,179,237

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$8.39	$0.36	$1.29	$1.65	$(0.39)	$—	$(0.39)
2009 - B	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - C	8.39	0.29	1.29	1.58	(0.32)	—	(0.32)
2009 - Institutional	8.39	0.40	1.29	1.69	(0.42)	—	(0.42)
2009 - Service	8.41	0.33	1.31	1.64	(0.38)	—	(0.38)
2009 - IR	8.38	0.51	1.16	1.67	(0.41)	—	(0.41)
2009 - R	8.38	0.46	1.16	1.62	(0.38)	—	(0.38)

2008 - A	11.08	0.30	(2.54)	(2.24)	(0.30)	(0.15)	(0.45)
2008 - B	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - C	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - Institutional	11.09	0.35	(2.56)	(2.21)	(0.34)	(0.15)	(0.49)
2008 - Service	11.10	0.30	(2.55)	(2.25)	(0.29)	(0.15)	(0.44)
2008 - IR	11.07	0.32	(2.53)	(2.21)	(0.33)	(0.15)	(0.48)
2008 - R	11.07	0.34	(2.60)	(2.26)	(0.28)	(0.15)	(0.43)

2007 - A	11.21	0.33	0.20	0.53	(0.34)	(0.32)	(0.66)
2007 - B	11.21	0.24	0.20	0.44	(0.25)	(0.32)	(0.57)
2007 - C	11.21	0.25	0.19	0.44	(0.25)	(0.32)	(0.57)
2007 - Institutional	11.22	0.37	0.20	0.57	(0.38)	(0.32)	(0.70)
2007 - Service	11.23	0.28	0.23	0.51	(0.32)	(0.32)	(0.64)
2007 - IR (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)
2007 - R (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)

2006 - A	10.89	0.29	0.89	1.18	(0.34)	(0.52)	(0.86)
2006 - B	10.89	0.19	0.91	1.10	(0.26)	(0.52)	(0.78)
2006 - C	10.90	0.21	0.88	1.09	(0.26)	(0.52)	(0.78)
2006 - Institutional	10.89	0.31	0.93	1.24	(0.39)	(0.52)	(0.91)
2006 - Service	10.91	0.29	0.88	1.17	(0.33)	(0.52)	(0.85)

2005 - A	10.79	0.28	0.32	0.60	(0.22)	(0.28)	(0.50)
2005 - B	10.78	0.17	0.36	0.53	(0.14)	(0.28)	(0.42)
2005 - C	10.80	0.19	0.33	0.52	(0.14)	(0.28)	(0.42)
2005 - Institutional	10.78	0.32	0.33	0.65	(0.26)	(0.28)	(0.54)
2005 - Service	10.80	0.23	0.37	0.60	(0.21)	(0.28)	(0.49)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$9.65	19.94%	$444,114	0.59%		0.65%		4.03%		58%
9.65	19.03	37,883	1.34		1.40		3.27		58
9.65	19.05	144,726	1.34		1.40		3.26		58
9.66	20.53	140,770	0.19		0.25		4.43		58
9.67	19.75	3,710	0.69		0.75		3.74		58
9.64	20.28	32	0.34		0.40		5.65		58
9.62	19.66	848	0.84		0.90		5.01		58

8.39	(20.35)	368,640	0.59		0.65		2.97		52
8.39	(20.96)	34,376	1.34		1.40		2.15		52
8.39	(20.96)	130,433	1.34		1.40		2.15		52
8.39	(20.10)	155,233	0.19		0.25		3.54		52
8.41	(20.42)	4,433	0.69		0.75		2.93		52
8.38	(20.17)	8	0.34		0.40		3.15		52
8.38	(20.57)	22	0.84		0.90		3.52		52

11.08	4.66	365,794	0.59		0.66		2.91		34
11.08	3.96	41,072	1.34		1.41		2.05		34
11.08	3.92	159,007	1.34		1.41		2.18		34
11.09	5.15	130,286	0.19		0.26		3.20		34
11.10	4.61	5,973	0.70		0.77		2.44		34
11.07	(0.38)	10	0.34	(e)	0.35	(e)	0.96	(f)	34
11.07	(0.43)	10	0.84	(e)	0.85	(e)	1.00	(f)	34

11.21	11.09	225,576	0.59		0.68		2.60		89
11.21	10.16	33,894	1.34		1.43		1.70		89
11.21	10.22	92,178	1.34		1.43		1.86		89
11.22	11.50	91,738	0.19		0.28		2.77		89
11.23	10.87	3,514	0.69		0.78		2.54		89

10.89	5.63	108,661	0.59		0.77		2.50		90
10.89	4.93	31,648	1.34		1.53		1.60		90
10.90	4.87	42,448	1.34		1.52		1.69		90
10.89	6.12	118,291	0.19		0.33		2.83		90
10.91	5.59	1,798	0.69		0.88		2.14		90

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income (loss)(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$8.04	$0.16	$2.19	$2.35	$(0.15)	$—	$(0.15)
2009 - B	7.77	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - C	7.73	0.09	2.10	2.19	(0.08)	—	(0.08)
2009 - Institutional	8.12	0.19	2.23	2.42	(0.19)	—	(0.19)
2009 - Service	7.96	0.15	2.17	2.32	(0.14)	—	(0.14)
2009 - IR	7.98	0.84	1.53	2.37	(0.19)	—	(0.19)
2009 - R	8.01	0.27	2.09	2.36	(0.15)	—	(0.15)

2008 - A	15.63	0.19	(6.87)	(6.68)	(0.25)	(0.66)	(0.91)
2008 - B	15.10	0.10	(6.61)	(6.51)	(0.16)	(0.66)	(0.82)
2008 - C	15.03	0.10	(6.58)	(6.48)	(0.16)	(0.66)	(0.82)
2008 - Institutional	15.81	0.26	(6.98)	(6.72)	(0.31)	(0.66)	(0.97)
2008 - Service	15.50	0.19	(6.83)	(6.64)	(0.24)	(0.66)	(0.90)
2008 - IR	15.57	0.24	(6.88)	(6.64)	(0.29)	(0.66)	(0.95)
2008 - R	15.57	0.19	(6.87)	(6.68)	(0.22)	(0.66)	(0.88)

2007 - A	16.04	0.29	0.48	0.77	(0.49)	(0.69)	(1.18)
2007 - B	15.55	0.14	0.49	0.63	(0.39)	(0.69)	(1.08)
2007 - C	15.48	0.15	0.48	0.63	(0.39)	(0.69)	(1.08)
2007 - Institutional	16.20	0.45	0.40	0.85	(0.55)	(0.69)	(1.24)
2007 - Service	15.92	0.28	0.47	0.75	(0.48)	(0.69)	(1.17)
2007 - IR (Commenced November 30, 2007)	17.08	0.27	(0.54)	(0.27)	(0.55)	(0.69)	(1.24)
2007 - R (Commenced November 30, 2007)	17.08	0.26	(0.53)	(0.27)	(0.55)	(0.69)	(1.24)

2006 - A	13.82	0.15	2.70	2.85	(0.25)	(0.38)	(0.63)
2006 - B	13.42	(0.01)	2.65	2.64	(0.13)	(0.38)	(0.51)
2006 - C	13.40	0.03	2.60	2.63	(0.17)	(0.38)	(0.55)
2006 - Institutional	13.94	0.20	2.73	2.93	(0.29)	(0.38)	(0.67)
2006 - Service	13.75	0.26	2.55	2.81	(0.26)	(0.38)	(0.64)

2005 - A	12.30	0.06	1.48	1.54	(0.02)	—	(0.02)
2005 - B	12.01	(0.05)	1.46	1.41	—	—	—
2005 - C	11.99	(0.04)	1.45	1.41	—	—	—
2005 - Institutional	12.40	0.16	1.45	1.61	(0.07)	—	(0.07)
2005 - Service	12.24	0.05	1.47	1.52	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)	Portfolio
value, end	Total	year	to average		to average		to average	turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)	rate

$10.24	29.26%	$340,567	0.59%		0.67%		1.81%	34%
9.88	28.22	33,103	1.34		1.42		1.01	34
9.84	28.39	182,232	1.34		1.42		1.02	34
10.35	29.81	50,926	0.19		0.27		2.22	34
10.14	29.22	4,770	0.69		0.77		1.76	34
10.16	29.70	320	0.34		0.42		8.65	34
10.22	29.56	285	0.84		0.92		2.92	34

8.04	(42.52)	300,859	0.59		0.66		1.43	22
7.77	(42.91)	31,403	1.34		1.41		0.80	22
7.73	(42.93)	170,281	1.34		1.41		0.76	22
8.12	(42.28)	39,471	0.19		0.26		2.01	22
7.96	(42.59)	4,069	0.69		0.76		1.48	22
7.98	(42.41)	6	0.34		0.41		1.87	22
8.01	(42.64)	6	0.84		0.91		1.43	22

15.63	4.97	631,909	0.60		0.64		1.70	33
15.10	4.16	59,979	1.35		1.39		0.86	33
15.03	4.23	341,389	1.35		1.39		0.94	33
15.81	5.41	76,432	0.20		0.24		2.66	33
15.50	4.88	8,039	0.70		0.74		1.68	33
15.57	(1.41)	10	0.34	(e)	0.35	(e)	1.64 (f)	33
15.57	(1.46)	10	0.84	(e)	0.85	(e)	1.59 (f)	33

16.04	20.64	328,625	0.59		0.68		1.01	35
15.55	19.71	38,904	1.34		1.43		(0.05)	35
15.48	19.68	178,989	1.34		1.43		0.24	35
16.20	21.05	25,864	0.19		0.28		1.29	35
15.92	20.50	2,917	0.69		0.78		1.71	35

13.82	12.55	111,758	0.59		0.82		0.50	32
13.42	11.74	30,069	1.34		1.58		(0.38)	32
13.40	11.76	65,904	1.34		1.57		(0.30)	32
13.94	12.96	15,256	0.19		0.40		1.21	32
13.75	12.44	354	0.69		0.91		0.39	32

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$8.11	$0.35	$1.71	$2.06	$(0.36)	$—	$(0.36)
2009 - B	8.10	0.29	1.70	1.99	(0.30)	—	(0.30)
2009 - C	8.07	0.28	1.71	1.99	(0.30)	—	(0.30)
2009 - Institutional	8.14	0.34	1.76	2.10	(0.40)	—	(0.40)
2009 - Service	8.10	0.32	1.72	2.04	(0.35)	—	(0.35)
2009 - IR	8.10	0.28	1.79	2.07	(0.38)	—	(0.38)
2009 - R	8.10	0.75	1.28	2.03	(0.35)	—	(0.35)

2008 - A	12.88	0.28	(4.38)	(4.10)	(0.32)	(0.35)	(0.67)
2008 - B	12.85	0.20	(4.36)	(4.16)	(0.24)	(0.35)	(0.59)
2008 - C	12.81	0.20	(4.35)	(4.15)	(0.24)	(0.35)	(0.59)
2008 - Institutional	12.92	0.33	(4.39)	(4.06)	(0.37)	(0.35)	(0.72)
2008 - Service	12.86	0.29	(4.39)	(4.10)	(0.31)	(0.35)	(0.66)
2008 - IR	12.87	0.33	(4.40)	(4.07)	(0.35)	(0.35)	(0.70)
2008 - R	12.87	0.26	(4.38)	(4.12)	(0.30)	(0.35)	(0.65)

2007 - A	12.95	0.31	0.34	0.65	(0.41)	(0.31)	(0.72)
2007 - B	12.92	0.21	0.35	0.56	(0.32)	(0.31)	(0.63)
2007 - C	12.89	0.22	0.33	0.55	(0.32)	(0.31)	(0.63)
2007 - Institutional	12.98	0.36	0.35	0.71	(0.46)	(0.31)	(0.77)
2007 - Service	12.92	0.27	0.38	0.65	(0.40)	(0.31)	(0.71)
2007 - IR (Commenced November 30, 2007)	13.61	0.16	(0.27)	(0.11)	(0.32)	(0.31)	(0.63)
2007 - R (Commenced November 30, 2007)	13.61	0.16	(0.28)	(0.12)	(0.31)	(0.31)	(0.62)

2006 - A	12.18	0.26	1.42	1.68	(0.33)	(0.58)	(0.91)
2006 - B	12.16	0.14	1.44	1.58	(0.24)	(0.58)	(0.82)
2006 - C	12.14	0.17	1.41	1.58	(0.25)	(0.58)	(0.83)
2006 - Institutional	12.21	0.30	1.43	1.73	(0.38)	(0.58)	(0.96)
2006 - Service	12.16	0.23	1.43	1.66	(0.32)	(0.58)	(0.90)

2005 - A	11.46	0.33	0.69	1.02	(0.24)	(0.06)	(0.30)
2005 - B	11.45	0.19	0.73	0.92	(0.15)	(0.06)	(0.21)
2005 - C	11.43	0.21	0.72	0.93	(0.16)	(0.06)	(0.22)
2005 - Institutional	11.49	0.42	0.64	1.06	(0.28)	(0.06)	(0.34)
2005 - Service	11.44	0.26	0.75	1.01	(0.23)	(0.06)	(0.29)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$9.81	25.87%	$1,272,519	0.59%		0.63%		4.04%		40%
9.79	24.84	116,466	1.34		1.38		3.31		40
9.76	24.92	424,560	1.34		1.38		3.23		40
9.84	26.27	162,453	0.19		0.23		3.95		40
9.79	25.63	6,124	0.69		0.73		3.69		40
9.79	25.99	39	0.34		0.38		2.94		40
9.78	25.50	583	0.84		0.88		8.02		40

8.11	(31.94)	1,214,344	0.59		0.63		2.49		39
8.10	(32.40)	107,669	1.34		1.38		1.79		39
8.07	(32.42)	441,004	1.34		1.38		1.76		39
8.14	(31.63)	285,106	0.19		0.23		2.90		39
8.10	(31.98)	8,051	0.69		0.73		2.60		39
8.10	(31.79)	7	0.34		0.38		2.89		39
8.10	(32.12)	22	0.84		0.88		2.29		39

12.88	5.12	2,088,839	0.59		0.61		2.34		36
12.85	4.37	178,132	1.34		1.36		1.54		36
12.81	4.35	755,381	1.34		1.36		1.63		36
12.92	5.49	435,385	0.19		0.21		2.68		36
12.86	5.08	11,941	0.70		0.72		2.04		36
12.87	(0.74)	10	0.34	(e)	0.34	(e)	1.24	(f)	36
12.87	(0.79)	10	0.84	(e)	0.84	(e)	1.20	(f)	36

12.95	13.95	1,282,452	0.59		0.63		2.02		84
12.92	13.05	123,497	1.34		1.38		1.10		84
12.89	13.06	418,813	1.34		1.38		1.31		84
12.98	14.41	249,858	0.19		0.23		2.30		84
12.92	13.76	5,248	0.69		0.73		1.82		84

12.18	8.99	496,785	0.59		0.71		2.73		53
12.16	8.09	93,433	1.34		1.46		1.61		53
12.14	8.15	149,581	1.34		1.46		1.78		53
12.21	9.37	175,272	0.19		0.28		3.37		53
12.16	8.87	3,245	0.69		0.82		2.25		53

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$7.87	$0.24	(d)	$2.00	$2.24	$(0.24)	$—	$(0.24)
2009 - B	7.90	0.17	(d)	2.01	2.18	(0.17)	—	(0.17)
2009 - C	7.83	0.16	(d)	2.01	2.17	(0.17)	—	(0.17)
2009 - Institutional	7.88	0.27	(d)	2.02	2.29	(0.28)	—	(0.28)
2009 - Service	7.84	0.19	(d)	2.04	2.23	(0.22)	—	(0.22)
2009 - IR	7.81	0.88	(d)	1.38	2.26	(0.28)	—	(0.28)
2009 - R	7.78	0.60	(d)	1.59	2.19	(0.26)	—	(0.26)

2008 - A	14.35	0.28		(5.95)	(5.67)	(0.31)	(0.50)	(0.81)
2008 - B	14.34	0.18		(5.91)	(5.73)	(0.21)	(0.50)	(0.71)
2008 - C	14.22	0.17		(5.85)	(5.68)	(0.21)	(0.50)	(0.71)
2008 - Institutional	14.41	0.31		(5.97)	(5.66)	(0.37)	(0.50)	(0.87)
2008 - Service	14.29	0.27		(5.93)	(5.66)	(0.29)	(0.50)	(0.79)
2008 - IR	14.29	0.30		(5.93)	(5.63)	(0.35)	(0.50)	(0.85)
2008 - R	14.29	0.27		(5.94)	(5.67)	(0.34)	(0.50)	(0.84)

2007 - A	14.57	0.30	(d)	0.35	0.65	(0.45)	(0.42)	(0.87)
2007 - B	14.58	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - C	14.46	0.18	(d)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - Institutional	14.61	0.33	(d)	0.39	0.72	(0.50)	(0.42)	(0.92)
2007 - Service	14.53	0.32	(d)	0.31	0.63	(0.45)	(0.42)	(0.87)
2007 - IR (Commenced November 30, 2007)	15.41	0.22	(d)	(0.41)	(0.19)	(0.51)	(0.42)	(0.93)
2007 - R (Commenced November 30, 2007)	15.41	0.21	(d)	(0.41)	(0.20)	(0.50)	(0.42)	(0.92)

2006 - A	13.00	0.22	(d)	2.00	2.22	(0.26)	(0.39)	(0.65)
2006 - B	13.02	0.08	(d)	2.03	2.11	(0.16)	(0.39)	(0.55)
2006 - C	12.94	0.11	(d)	1.99	2.10	(0.19)	(0.39)	(0.58)
2006 - Institutional	13.02	0.27	(d)	2.01	2.28	(0.30)	(0.39)	(0.69)
2006 - Service	12.95	0.17	(d)	2.04	2.21	(0.24)	(0.39)	(0.63)

2005 - A	11.88	0.20	(d)	1.06	1.26	(0.14)	—	(0.14)
2005 - B	11.90	0.07	(d)	1.09	1.16	(0.04)	—	(0.04)
2005 - C	11.86	0.09	(d)	1.06	1.15	(0.07)	—	(0.07)
2005 - Institutional	11.88	0.23	(d)	1.08	1.31	(0.17)	—	(0.17)
2005 - Service	11.83	0.17	(d)	1.07	1.24	(0.12)	—	(0.12)

(a)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(d)	Calculated based on the average shares outstanding methodology.
(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets(c)		net assets(c)		net assets(a)		rate

$9.87	28.55%	$902,200	0.59%		0.64%		2.73%		39%
9.91	27.64	114,216	1.34		1.39		1.97		39
9.83	27.74	444,309	1.34		1.39		1.92		39
9.89	29.12	106,456	0.19		0.24		3.16		39
9.85	28.48	7,182	0.69		0.74		2.29		39
9.79	29.00	546	0.34		0.39		9.20		39
9.71	28.27	1,184	0.84		0.89		6.30		39

7.87	(39.31)	853,210	0.59		0.64		1.95		33
7.90	(39.76)	111,318	1.34		1.39		1.25		33
7.83	(39.77)	465,634	1.34		1.39		1.21		33
7.88	(39.09)	97,798	0.19		0.24		2.63		33
7.84	(39.38)	8,881	0.69		0.74		1.79		33
7.81	(39.21)	6	0.34		0.39		2.39		33
7.78	(39.44)	32	0.84		0.89		2.18		33

14.35	4.58	1,756,012	0.60		0.62		1.96		36
14.34	3.74	222,083	1.35		1.37		1.18		36
14.22	3.79	955,014	1.35		1.37		1.20		36
14.41	5.00	206,475	0.20		0.22		2.15		36
14.29	4.42	18,224	0.70		0.72		2.11		36
14.29	(1.14)	10	0.34	(e)	0.34	(e)	1.47	(f)	36
14.29	(1.19)	10	0.84	(e)	0.84	(e)	1.43	(f)	36

14.57	17.14	1,007,967	0.59		0.63		1.56		51
14.58	16.26	139,356	1.34		1.38		0.59		51
14.46	16.28	544,678	1.34		1.38		0.80		51
14.61	17.64	175,684	0.19		0.23		1.93		51
14.53	17.06	4,766	0.69		0.73		1.20		51

13.00	10.60	299,961	0.59		0.72		1.58		48
13.02	9.76	88,741	1.34		1.48		0.61		48
12.94	9.67	173,355	1.34		1.47		0.77		48
13.02	11.05	75,132	0.19		0.31		1.81		48
12.95	10.49	3,421	0.69		0.82		1.35		48

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net		From net
	beginning	investment		and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income		gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$6.57	$0.39		$1.37	$1.76	$(0.37)		$—	$(0.37)
2009 - C	6.56	0.33		1.37	1.70	(0.26)		—	(0.26)
2009 - Institutional	6.57	0.40		1.40	1.80	(0.42)		—	(0.42)
2009 - IR	6.57	0.39		1.38	1.77	(0.39)		—	(0.39)
2009 - R	6.57	0.36		1.39	1.75	(0.33)		—	(0.33)

2008 - A	9.75	0.35		(2.92)	(2.57)	(0.39	)(e)	(0.22)	(0.61)
2008 - C	9.74	0.29		(2.92)	(2.63)	(0.33	)(e)	(0.22)	(0.55)
2008 - Institutional	9.75	0.38		(2.92)	(2.54)	(0.42	)(e)	(0.22)	(0.64)
2008 - IR	9.75	0.37		(2.92)	(2.55)	(0.41	)(e)	(0.22)	(0.63)
2008 - R	9.75	0.33		(2.91)	(2.58)	(0.38	)(e)	(0.22)	(0.60)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.34	(f)	(0.25)	0.09	(0.34)		—	(0.34)
2007 - C (Commenced March 30, 2007)	10.00	0.31	(f)	(0.27)	0.04	(0.30)		—	(0.30)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.36	(f)	(0.24)	0.12	(0.37)		—	(0.37)
2007 - IR (Commenced November 30, 2007)	9.97	0.12		(0.19)	(0.07)	(0.15)		—	(0.15)
2007 - R (Commenced November 30, 2007)	9.97	0.11		(0.18)	(0.07)	(0.15)		—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Includes a distribution from capital of $0.03 per share.

(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.

(g)	Annualized.
(h)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$7.96	27.39%	$10,619	0.57%		1.76%		5.44%		34%
8.00	26.53	4,674	1.32		2.51		4.64		34
7.95	27.92	9,708	0.17		1.36		5.73		34
7.95	27.73	9	0.32		1.51		5.57		34
7.99	27.23	9	0.82		2.01		5.07		34

6.57	(26.81)	5,305	0.57		2.17		4.03		98
6.56	(27.36)	3,188	1.32		2.92		3.33		98
6.57	(26.59)	7,541	0.17		1.77		4.38		98
6.57	(26.75)	7	0.32		1.92		4.25		98
6.57	(27.01)	7	0.82		2.42		3.74		98

9.75	0.83	5,969	0.64	(f)(g)	3.36	(f)(g)	4.50	(f)(g)	36
9.74	0.24	2,960	1.39	(f)(g)	4.11	(f)(g)	4.08	(f)(g)	36
9.75	1.20	11,934	0.24	(f)(g)	2.96	(f)(g)	4.74	(f)(g)	36
9.75	(0.67)	10	0.32	(g)	0.68	(g)	1.17	(h)	36
9.75	(0.71)	10	0.82	(g)	1.18	(g)	1.13	(h)	36

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2009 - A	$5.58	$0.36		$1.69	$2.05	$(0.27)	$(0.02)	$(0.29)
2009 - C	5.56	0.31		1.69	2.00	(0.23)	(0.02)	(0.25)
2009 - Institutional	5.57	0.42		1.66	2.08	(0.30)	(0.02)	(0.32)
2009 - Service	5.56	0.53		1.51	2.04	(0.27)	(0.02)	(0.29)
2009 - IR	5.58	0.96		1.11	2.07	(0.29)	(0.02)	(0.31)
2009 - R	5.57	0.50		1.53	2.03	(0.26)	(0.02)	(0.28)

2008 - A	10.18	0.28		(4.51)	(4.23)	(0.33)	(0.04)	(0.37)
2008 - C	10.15	0.23		(4.51)	(4.28)	(0.27)	(0.04)	(0.31)
2008 - Institutional	10.17	0.35		(4.55)	(4.20)	(0.36)	(0.04)	(0.40)
2008 - Service (Commenced August 29, 2008)	9.30	0.13		(3.60)	(3.47)	(0.23)	(0.04)	(0.27)
2008 - IR	10.17	0.27		(4.47)	(4.20)	(0.35)	(0.04)	(0.39)
2008 - R	10.17	0.29		(4.54)	(4.25)	(0.31)	(0.04)	(0.35)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.51	(f)	0.03	0.54	(0.31)	(0.05)	(0.36)
2007 - C (Commenced March 30, 2007)	10.00	0.46	(f)	0.02	0.48	(0.28)	(0.05)	(0.33)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.38	(f)	0.17	0.55	(0.33)	(0.05)	(0.38)
2007 - IR (Commenced November 30, 2007)	10.51	0.16		(0.23)	(0.07)	(0.22)	(0.05)	(0.27)
2007 - R (Commenced November 30, 2007)	10.51	0.15		(0.22)	(0.07)	(0.22)	(0.05)	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.

(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.

(g)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(d)		net assets(b)		rate

$7.34	37.31%	$131,389	0.57%		0.71%		5.66%		58%
7.31	36.29	50,972	1.32		1.46		4.81		58
7.33	37.89	242,969	0.17		0.31		6.37		58
7.31	37.17	11,311	0.67		0.81		7.60		58
7.34	37.70	6,331	0.32		0.46		13.43		58
7.32	36.96	160	0.82		0.96		7.44		58

5.58	(41.99)	57,958	0.57		0.84		3.27		50
5.56	(42.43)	26,696	1.32		1.59		2.67		50
5.57	(41.81)	54,327	0.17		0.44		4.24		50
5.56	(37.37)	222	0.67	(e)	0.94	(e)	2.20	(g)	50
5.58	(41.79)	4	0.32		0.59		2.92		50
5.57	(42.16)	21	0.82		1.09		3.55		50

10.18	5.48	28,671	0.65	(e)(f)	2.26	(e)(f)	6.53	(e)(f)	52
10.15	4.80	13,312	1.40	(e)(f)	3.01	(e)(f)	5.92	(e)(f)	52
10.17	5.57	13,356	0.25	(e)(f)	1.86	(e)(f)	4.93	(e)(f)	52
10.17	(0.61)	10	0.32	(e)	0.45	(e)	1.51	(g)	52
10.17	(0.65)	10	0.82	(e)	0.95	(e)	1.46	(g)	52

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fund of Funds Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio and Goldman Sachs Satellite Strategies Portfolio (collectively the “Goldman Sachs Fund of Funds Portfolios”), portfolios of Goldman Sachs Trust, at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Goldman Sachs Fund of Funds Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent of the Underlying Funds and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Income Strategies Portfolio and the Goldman Sachs Satellite Strategies Portfolio, the financial highlights of the Goldman Sachs Fund of Funds Portfolios for the periods ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 22, 2010

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	7/1/09	12/31/09		12/31/09*	7/1/09	12/31/09		12/31/09*	7/1/09	12/31/09		12/31/09*
Class A
Actual	$1,000.00	$1,143.70		$3.21	$1,000.00	$1,224.10		$3.33	$1,000.00	$1,181.10		$3.27
Hypothetical 5% return	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03	1,000.00	1,022.21	+	3.03

Class B
Actual	1,000.00	1,139.40		7.25	1,000.00	1,219.40		7.52	1,000.00	1,175.70		7.37
Hypothetical 5% return	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84

Class C
Actual	1,000.00	1,139.50		7.25	1,000.00	1,220.80		7.52	1,000.00	1,176.30		7.37
Hypothetical 5% return	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84	1,000.00	1,018.43	+	6.84

Institutional
Actual	1,000.00	1,145.80		1.05	1,000.00	1,227.00		1.09	1,000.00	1,182.80		1.07
Hypothetical 5% return	1,000.00	1,024.23	+	0.99	1,000.00	1,024.22	+	0.99	1,000.00	1,024.23	+	0.99

Service
Actual	1,000.00	1,142.80		3.75	1,000.00	1,224.50		3.89	1,000.00	1,179.20		3.81
Hypothetical 5% return	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54	1,000.00	1,021.71	+	3.54

Class IR
Actual	1,000.00	1,145.50		1.88	1,000.00	1,227.80		1.95	1,000.00	1,180.60		1.90
Hypothetical 5% return	1,000.00	1,023.46	+	1.77	1,000.00	1,023.45	+	1.77	1,000.00	1,023.47	+	1.76

Class R
Actual	1,000.00	1,142.00		4.56	1,000.00	1,228.10		4.74	1,000.00	1,179.60		4.65
Hypothetical 5% return	1,000.00	1,020.95	+	4.30	1,000.00	1,020.95	+	4.30	1,000.00	1,020.94	+	4.31

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

	Growth Strategy Portfolio				Income Strategies Portfolio				Satellite Strategies Portfolio
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	7/1/09	12/31/09		12/31/09*	7/1/09	12/31/09		12/31/09*	7/1/09	12/31/09		12/31/09*
Class A
Actual	$1,000.00	$1,208.70		$3.31	$1,000.00	$1,170.10		$3.14	$1,000.00	$1,195.60		$3.18
Hypothetical 5% return	1,000.00	1,022.21	+	3.03	1,000.00	1,022.31	+	2.93	1,000.00	1,022.31	+	2.93

Class B
Actual	1,000.00	1,204.70		7.47	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.43	+	6.84	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	1,205.10		7.47	1,000.00	1,166.40		7.23	1,000.00	1,190.60		7.31
Hypothetical 5% return	1,000.00	1,018.43	+	6.84	1,000.00	1,018.53	+	6.74	1,000.00	1,018.53	+	6.74

Institutional
Actual	1,000.00	1,211.20		1.08	1,000.00	1,172.70		0.95	1,000.00	1,196.20		0.97
Hypothetical 5% return	1,000.00	1,024.23	+	0.99	1,000.00	1,024.33	+	0.89	1,000.00	1,024.33	+	0.89

Service
Actual	1,000.00	1,207.80		3.86	N/A	N/A		N/A	1,000.00	1,194.20		3.74
Hypothetical 5% return	1,000.00	1,021.71	+	3.54	N/A	N/A		N/A	1,000.00	1,021.80	+	3.44

Class IR
Actual	1,000.00	1,211.00		1.95	1,000.00	1,171.90		1.78	1,000.00	1,197.50		1.81
Hypothetical 5% return	1,000.00	1,023.44	+	1.78	1,000.00	1,023.56	+	1.66	1,000.00	1,023.56	+	1.67

Class R
Actual	1,000.00	1,206.70		4.70	1,000.00	1,170.10		4.49	1,000.00	1,193.90		4.56
Hypothetical 5% return	1,000.00	1,020.94	+	4.31	1,000.00	1,021.06	+	4.19	1,000.00	1,021.05	+	4.20

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Income Strategies	0.57	N/A	1.32	0.17	N/A	0.32	0.82
Satellite Strategies	0.57	N/A	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), Goldman Sachs Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Patrick T. Harker Age: 51	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Trust. As of December 31, 2009, the Trust consisted of 83 portfolios (of which 82 offered shares to the public), Goldman Sachs Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 60	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Fund of Funds Portfolios — Tax Information (Unaudited)

For the year ended December 31, 2009, 7.68%, 12.74%, 27.80%, 52.08%, 8.22%, and 0.06% of the dividends paid from net investment company taxable income by the Goldman Sachs Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Goldman Sachs Satellite Strategies Portfolio designates $889,975 or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2009.

For the year ended December 31, 2009, 17.22%, 26.97%, 60.84%, 100%, 15.21%, and 8.52% of the dividends paid from net investment company taxable income by the Goldman Sachs Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the Goldman Sachs Satellite Strategies Portfolio designates $4,648 as short-term capital gain dividends.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $789.8 billion in assets under management as of September 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[1]■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund

■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
■ Structured International Equity Flex Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund*

Total Portfolio Solutions[2]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category. Firmwide assets under management includes assets managed by GSAM and its investment Advisory Affiliates.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Portfolios containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Portfolios.

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Portfolio. Please consider the Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolios. A prospectus for the Portfolios containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Copyright 2010 Goldman, Sachs & Co. All rights reserved. 32462.MF.TMPL FFAR10 / 191K / 02-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,679,850	$2,137,976	Financial Statement audits. For 2008, $706,116 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$181,992	$70,222	Other attest services. For 2009, $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$685,440	$661,500	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009 and 2008, $74,833, and $71,161 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes, respectively.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,259,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP (“PwC”) for the years ended December 31, 2009 and December 31, 2008 were approximately $867,432 and $731,722 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $5.8 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	March 3, 2010

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	March 3, 2010